UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-04980
TCW Strategic Income Fund, Inc.
(Exact name of registrant as specified in charter)
515 South Flower Street, Los Angeles, CA 90071
(Address of principal executive offices)
Peter Davidson, Esq.
Vice President and Secretary
515 South Flower Street
Los Angeles, CA 90071
(Name and address of agent for service)
Registrant’s telephone number, including area code: (213)
244-0000
Date of fiscal year end: December 31
Date of reporting period: June 30, 2024

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

TCW Strategic Income Fund, Inc.

To Our Valued Shareholders

Megan McClellan President and Principal Executive Officer

To the shareholders of the TCW Strategic Income Fund:
Executive Summary
TCW is pleased to present the 2024 semi-annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end
fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange under the ticker TSI. For the first half of 2024, shares of TSI rose by 5.91% while the Fund’s net asset value (i.e., value of the underlying assets) rose by 2.79%. The Fund’s six-month
price-based return was ahead of the
NAV-based
return, as the discount between NAV and share price declined from
-9.1%
at the beginning of the period to
-6.5%
by June 30, 2024.
Over the past four quarters, the Fund paid dividends of approximately six cents per share each quarter, as well as a special cash payment of 11.5 cents per share. This represents an annualized rate of approximately 36 cents per share, contributing to a realized
12-month
trailing yield of approximately 7.5%, as of 6/30/2024. As yield is a function of a number of parameters, the go-forward
yield of TSI will likely differ from the trailing figure.
Fund Performance (%)

			Annualized Total Return as of June 30, 2024
	YTD	1 Year	3 Year	5 Year	10 Year	Since 3/1/06 (3)	Since 3/5/87 (4)
Price-Based Return	5.91	10.36	-0.31	2.61	4.43	8.28	7.53
NAV-Based Return (1)	2.79	8.48	1.42	3.45	4.03	7.47	7.79
Bloomberg 3-Month U.S. Treasury Bellwethers Index + 400 bps (2)	4.68	9.66	7.21	6.28	5.60	5.56	N/A

(1)
The Fund’s Average Total Returns are based on net asset values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

(2)	Benchmark changed to the Bloomberg 3-Month U.S. Treasury Bellwethers Index + 400 bps effective 3/1/2022.
(3)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(4)	Inception date of the Fund.
Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.
Management Commentary
Notwithstanding the (seasonally affected) early-year bump in the long and winding road towards its long-run
target level, measured inflation moderated later in the period to fall back in line with the broader trend observed over the past twelve months. Both core CPI (Consumer Price Index) and core PCE (Personal Consumption Expenditure Price Index) – the latter being the Federal Reserve’s (Fed’s) preferred measure of inflation in the U.S. economy – fell on a year-over-year basis to levels not seen since 2021, clearly indicating some degree of success on the Fed’s part after launching the most aggressive hiking cycle in decades. Indeed, the period closed with a negative CPI print and core PCE coming in at 2.6% annually, breaking through the 2.8%
year-end
floor projected by the Fed at its June Federal Open Market Committee (FOMC) meeting. Despite this progress, Fed officials largely continued to push back on expectations by encouraging patience, emphasizing data dependency, and cautioning against easing policy too soon, for fear of reigniting inflationary pressures. With this, market participants over the period recalibrated their expectations for the future path of Fed policy, moving from pricing in six cuts to just two in 2024, while the prospect of a rate hike gained traction in April to result in a

Letter to Shareholders (Continued)

significant rate selloff during the month. In total, Treasury yields increased in a largely parallel fashion over the semi-annual period, with the
2-year
up 50 basis points (bps) and the
10-
and
30-Year
yields up 52 and 53 bps, respectively.
Though inflation and the timing of rate cuts have drawn the most attention, the other side of the Fed’s mandate, employment, has quietly weakened in the background. Commonly referred to as “out of balance” by Fed Chair Jerome Powell throughout this cycle, the labor market has faded demonstrably in recent months with unemployment up over 50 bps from cycle lows to 4.1% and job openings, a key measure of labor demand, at the lowest level in three years. Further, wage gains – a hallmark of pandemic-related dislocations in labor markets as workers voluntarily left jobs for better pay – have slowed, with the voluntary quits rate falling along with it. Such developments heighten the risks of monetary policy decisions; what was once a tighten-at-all-costs
approach to combat inflation and restore balance to the labor market is now a much more nuanced proposition given the rise in unemployment with inflation not yet at target levels.
Equity markets seemed unfazed by the potential downside en route to an over 15% advance by the S&P 500 Index for the period. However, these gains have been largely driven by the top cohort of names in that Index, with the equal-weighted version turning in a much less robust performance, perhaps painting a more realistic picture of current conditions. With the exception of high yield corporates, which also benefitted from equity-like enthusiasm and gained 2.6%, fixed income returns were more subdued and were mixed, leading to a 0.7% decline for the Bloomberg U.S. Aggregate Bond Index (“Index”). Securitized markets led, with asset-backed securities (ABS) advancing 1.7%, followed by commercial mortgage-backed securities (CMBS), up 1.5%. In residential MBS, the non-agency
sector rode the tailwinds of sustained demand, limited net issuance and resilient home prices, while elevated yields and rate volatility weighed on agency MBS which fell by 1.0%. Investment grade credit fell 0.5%, led lower by industrial credit which fell 1.1%, while financials posted a stronger 0.8% return. Yield spreads on investment grade credit reached new cycle-lows of 80 bps over Treasuries before softening somewhat to end the period at 88 bps.
The Economy and Market Ahead
A turn of the calendar from June to July marks the
two-year
anniversary of the U.S. Treasury yield curve’s inversion and one year since the Fed last raised rates. And while some may argue that the avoidance of an immediate slowdown (i.e., negative GDP growth) in the face of such milestones indicates some newfound immunity to restrictive policy, mounting stress at the consumer and corporate level instead suggests that this time is likely no different, even if the total effects have yet to fully materialize. Recent delinquency data reveals that prime borrowers are beginning to suffer along with lower-income consumers as the impacts of higher prices, higher rates, and tighter credit conditions take their toll. Meanwhile, many corporations have underperformed earnings expectations and reduced forward guidance, citing increased consumer frugality as one of the primary reasons. After multiple quarters of companies passing higher prices through to end-users,
it is becoming increasingly clear that pricing power is subsiding, leaving capex or headcount reductions the primary means to protect margins – all of which portend negative impulses to economic growth. This potential stress, coupled with the Fed’s resolute commitment to avoiding a 1970s style stagflation, increases the likelihood that it keeps rates too high for too long, ultimately compounding what is an already evident uptick in unemployment. Such an environment is expected to elicit a more forceful and abrupt shift in monetary policy than what is currently priced into markets, likely resulting in a sharp steepening of the yield curve as the Fed moves to support the economy and fulfill the other side of its dual mandate.
With expectations for normalization in both the level and term structure of interest rates, the duration position was maintained at approximately 3.0 years, which is on the longer end of the range for the Fund. Meanwhile, sector positioning is informed by a recognition that valuations in certain markets do not reflect the prospective risks of a slowing economy. This is particularly true in the corporate markets, where yield premiums remain near the lowest levels experienced since the Global Financial Crisis. As such, the Fund maintains a more defensive profile among corporate credit, with higher quality exposures and an emphasis on industries that typically better withstand cyclical volatility like communications, non-cyclicals,
and those not closely tied to consumer discretionary spending. High yield corporate positioning has remained largely stable as high yield spreads are still not yet compensatory for the myriad of risks facing issuers. Further dislocation and rising yield premiums will provide compelling opportunities to layer in additional exposure. Unlike corporate markets, securitized sectors provide more attractive opportunities given better risk compensation and more favorable outlooks, especially agency MBS. The risk-adjusted return potential is supported by very attractive yield premiums (relative to the sector’s history and versus other high-quality segments of the market) and favorable fundamentals including abundant liquidity and limited credit risk given the government guarantee, while the return of overseas and bank demand join increased money manager flows to further support the sector.
Non-agency
MBS also exhibits attractive yields and solid fundamentals given substantial equity in the underlying properties, which incentivizes homeowners to remain current and helps insulate bondholders from potential losses. Meanwhile, CMBS represents a smaller and more targeted allocation, focused on deals backed by trophy property collateral and/or strong, experienced sponsors that can withstand prospective volatility in the sector. Finally, ABS positions similarly reflect targeted allocations given the challenges weaker structures or those backed by unsecured collateral are likely to face in a slowing economy, with senior CLO (collateralized loan obligations) tranches, FFELP student loans, and single-family rentals comprising the bulk of the exposure.
Portfolio Positioning

SECTOR ALLOCATION

Asset-Backed Securities (ABS)
Common Stock (CS)
Convertible Corporate Bonds (CCB)
Corporate Bonds (CB)
Foreign Government Bonds (FGB)
Money Market Investments (MM)
Mortgage-Backed Securities (MBS)
Municipal Bonds (MUNI)
U.S. Treasury Securities (UST)
MBS ALLOCATION

CMBS AGENCY 1.56%
RMBS NON-AGENCY 45.15%
CMBS NON-AGENCY 14.00%
RMBS AGENCY 39.29%

Commercial Mortgage-Backed Securities — Agency (CMBS AGENCY)
Commercial Mortgage-Backed Securities — Non-Agency (CMBS NON-AGENCY)
Residential Mortgage-Backed Securities — Agency (RMBS AGENCY)
Residential Mortgage-Backed Securities — Non-Agency (RMBS NON-AGENCY)

Modest leverage can be utilized by the Fund through a Line of Credit facility, though the Fund did not use any of the available $70 million commitment during the semi-annual period that ended June 30, 2024. Leverage is used when market opportunity is abundant and management deems the use of leverage accretive to returns.

Letter to Shareholders (Continued)

We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our website at www.tcw.com or contact our shareholder services department at
1-866-227-8179,
or contact@tcw.com.
Sincerely,

Megan McClellan
President and Principal Executive Officer
The views expressed in this report reflect those of the Fund’s Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward-looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited)	June 30, 2024

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 94.4% of Net Assets

ASSET-BACKED SECURITIES — 16.8%

Academic Loan Funding Trust Series 2012-1A, Class R

0.00% (1),(2),(3),(4)	12/27/44	$3,368	$336,800

Allegro CLO XII Ltd. Series 2020-1A, Class B

7.29% (3 mo. USD Term SOFR + 1.962%) (1),(5)	01/21/32	475,000	476,121

Allegro CLO XIII Ltd. Series 2021-1A, Class B

7.29% (3 mo. USD Term SOFR + 1.962%) (1),(5)	07/20/34	650,000	650,429

AMSR Trust Series 2020-SFR1, Class I

8.19% (1)	04/17/37	850,000	844,552

AMSR Trust Series 2020-SFR2, Class F

5.25% (1)	07/17/37	1,375,000	1,354,404

AMSR Trust Series 2020-SFR3, Class E1

2.56% (1)	09/17/37	1,000,000	953,897

Apidos CLO XXXVII Ltd. Series 2021-37A, Class B

7.19% (3 mo. USD Term SOFR + 1.862%) (1),(5)	10/22/34	725,000	725,000

Barings CLO Ltd. Series 2022-2A, Class A

7.13% (3 mo. USD Term SOFR + 1.800%) (1),(5)	07/15/35	550,000	550,537

BCRED CLO LLC Series 2023-1A, Class A

7.66% (3 mo. USD Term SOFR + 2.300%) (1),(5)	01/20/36	850,000	855,856

Bear Mountain Park CLO Ltd. Series 2022-1A, Class BR

1.00% (-3 mo. USD Term SOFR + 1.750%) (1),(5),(6)	07/15/37	625,000	625,781

BlackRock Rainier CLO VI Ltd. Series 2021-6A, Class A

7.29% (3 mo. USD Term SOFR + 1.962%) (1),(5)	04/20/33	700,000	700,406

BMO SBA COOF Trust Series 2019-1, Class A (I/O)

1.82% (1),(7)	10/25/45	4,222,692	148,460

Carvana Auto Receivables Trust Series 2020-P1, Class R

0.00% (1),(3)	09/08/27	2,000	176,706

Carvana Auto Receivables Trust Series 2021-N3, Class R

0.00% (1),(3)	06/12/28	2,200	161,408

Carvana Auto Receivables Trust Series 2022-N1, Class R

0.00% (1),(3)	12/11/28	4,700	368,549

Carvana Auto Receivables Trust Series 2022-P3, Class R

0.00% (1),(3)	09/10/29	2,900	352,885

Carvana Auto Receivables Trust Series 2023-P1, Class R

0.00% (1),(3)	03/11/30	4,400	670,162

Carvana Auto Receivables Trust Series 2023-P2, Class R

0.00% (1),(3)	06/10/30	2,000	414,175

Cedar Funding II CLO Ltd. Series 2013-1A, Class BRR

6.94% (3 mo. USD Term SOFR + 1.612%) (1),(5)	04/20/34	700,000	698,619

CIFC Funding Ltd. Series 2018-1A, Class SUB

0.00% (1),(7),(8)	04/18/31	650,000	221,000

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

CIFC Funding Ltd. Series 2022-2A, Class INCB

0.00% (1),(7),(8)	04/19/35	$685,000	$544,242

CIT Education Loan Trust Series 2007-1, Class A

5.70% (90 day USD SOFR Average + 0.352%) (1),(5)	03/25/42	282,914	272,930

COOF Securitization Trust II Series 2015-2, Class A1 (I/O)

2.49% (1),(7)	08/25/41	1,786,596	97,966

FirstKey Homes Trust Series 2020-SFR1, Class G

4.78% (1)	08/17/37	1,735,000	1,687,501

FirstKey Homes Trust Series 2021-SFR3, Class E1

2.99% (1)	12/17/38	1,173,000	1,071,885

FirstKey Homes Trust Series 2022-SFR1, Class D

5.20% (1)	05/19/39	1,100,000	1,069,825

FRTKL Group, Inc. Series 2021-SFR1, Class G

4.11% (1)	09/17/38	1,015,000	910,369

Global SC Finance II SRL Series 2014-1A, Class A2

3.09% (1)	07/17/29	3,567	3,544

Goal Capital Funding Trust Series 2006-1, Class B

6.05% (3 mo. USD LIBOR + 0.450%) (5)	08/25/42	101,390	97,181

GoldenTree Loan Management U.S. CLO 17 Ltd. Series 2023-17A, Class D

10.32% (3 mo. USD Term SOFR + 5.000%) (1),(5)	07/20/36	650,000	664,007

Golub Capital Partners CLO 42M-R Ltd. Series 2019-42RA, Class A2R

8.07% (3 mo. USD Term SOFR + 2.750%) (1),(5)	01/20/36	600,000	608,341

Golub Capital Partners CLO 66B Ltd. Series 2023-66A, Class A

7.27% (3 mo. USD Term SOFR + 1.950%) (1),(5)	04/25/36	750,000	754,758

Golub Capital Partners CLO 69M Ltd. Series 2023-69A, Class B1

8.57% (3 mo. USD Term SOFR + 3.250%) (1),(5)	11/09/36	870,000	884,845

Harvest Commercial Capital Loan Trust Series 2019-1, Class A

3.29% (1),(7),(9)	09/25/46	91,947	89,919

HOA Funding LLC Series 2021-1A, Class A2

4.72% (1)	08/20/51	583,500	465,544

HPS Loan Management Ltd. Series 2023-18A, Class D

11.07% (3 mo. USD Term SOFR + 5.750%) (1),(5)	07/20/36	600,000	623,552

HPS Loan Management Ltd. Series 2024-19A, Class C2

8.22% (3 mo. USD Term SOFR + 2.900%) (1),(5)	04/15/37	750,000	750,955

ITE Rail Fund Levered LP Series 2021-1A, Class A

2.25% (1)	02/28/51	358,234	318,718

MetroNet Infrastructure Issuer LLC Class A2

7.95% (4)	04/20/53	850,000	850,996

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Mosaic Solar Loan Trust Series 2021-1A, Class R

0.00% (1),(8)	12/20/46	$950,000	$108,462

Mosaic Solar Loan Trust Series 2021-2A, Class R

0.00% (1),(8)	04/22/47	1,150,000	42,935

Mosaic Solar Loan Trust Series 2021-3A, Class R

0.00% (1),(8)	06/20/52	1,600,000	78,806

Neuberger Berman Loan Advisers CLO 56 Ltd. Series 2024-56A, Class SUB

0.00% (1),(7)	07/24/37	700,000	619,920

OCP CLO Ltd. Series 2021-21A, Class B

7.29% (3 mo. USD Term SOFR + 1.962%) (1),(5)	07/20/34	400,000	400,040

OCP CLO Ltd. Series 2023-28A, Class D

10.68% (3 mo. USD Term SOFR + 5.350%) (1),(5)	07/16/36	700,000	722,109

Park Avenue Institutional Advisers CLO Ltd. Series 2021-1A, Class A2

7.34% (3 mo. USD Term SOFR + 2.012%) (1),(5)	01/20/34	420,000	420,210

Progress Residential Trust Series 2021-SFR7, Class E2

2.64% (1)	08/17/40	1,451,000	1,236,133

Progress Residential Trust Series 2021-SFR8, Class G

4.01% (1)	10/17/38	1,450,000	1,298,688

Progress Residential Trust Series 2021-SFR9, Class E1

2.81% (1)	11/17/40	1,707,000	1,493,741

Rad CLO 22 Ltd. Series 2023-22A, Class D

10.37% (3 mo. USD Term SOFR + 5.000%) (1),(5)	01/20/37	350,000	359,923

Regatta XII Funding Ltd. Series 2019-1A, Class BR

7.19% (3 mo. USD Term SOFR + 1.862%) (1),(5)	10/15/32	725,000	726,454

Rockford Tower CLO Ltd. Series 2017-2A, Class BR

7.09% (3 mo. USD Term SOFR + 1.762%) (1),(5)	10/15/29	800,000	800,914

Santander Consumer Auto Receivables Trust Series 2021-BA, Class R

0.00% (1),(3)	03/15/29	5,000	1,114,057

Santander Consumer Auto Receivables Trust Series 2021-CA, Class R

0.00% (1),(3)	06/15/28	5,500	542,751

SLC Student Loan Trust Series 2004-1, Class B

5.90% (90 day USD SOFR Average + 0.552%) (5)	08/15/31	154,462	139,334

SLC Student Loan Trust Series 2006-1, Class B

5.82% (90 day USD SOFR Average + 0.472%) (5)	03/15/55	195,537	182,323

SLM Student Loan EDC Repackaging Trust Series 2013-M1, Class M1R

0.00% (1),(3)	10/28/29	1,000	321,710

SLM Student Loan Trust Series 2004-2, Class B

6.08% (90 day USD SOFR Average + 0.732%) (5)	07/25/39	175,229	167,292

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust Series 2005-9, Class B

5.91% (90 day USD SOFR Average + 0.562%) (5)	01/25/41	$286,988	$271,571

SLM Student Loan Trust Series 2007-6, Class B

6.46% (90 day USD SOFR Average + 1.112%) (5)	04/27/43	89,225	86,344

SLM Student Loan Trust Series 2007-7, Class B

6.36% (90 day USD SOFR Average + 1.012%) (5)	10/27/70	150,000	150,310

SLM Student Loan Trust Series 2008-2, Class B

6.81% (90 day USD SOFR Average + 1.462%) (5)	01/25/83	225,000	226,508

SLM Student Loan Trust Series 2008-3, Class B

6.81% (90 day USD SOFR Average + 1.462%) (5)	04/26/83	225,000	228,599

SLM Student Loan Trust Series 2008-4, Class B

7.46% (90 day USD SOFR Average + 2.112%) (5)	04/25/73	515,000	524,674

SLM Student Loan Trust Series 2008-5, Class B

7.46% (90 day USD SOFR Average + 2.112%) (5)	07/25/73	260,000	260,511

SLM Student Loan Trust Series 2008-6, Class B

7.46% (90 day USD SOFR Average + 2.112%) (5)	07/26/83	225,000	228,397

SLM Student Loan Trust Series 2008-7, Class B

7.46% (90 day USD SOFR Average + 2.112%) (5)	07/26/83	305,000	303,155

Stratus CLO Ltd. Series 2021-3A, Class SUB

0.00% (1),(7),(8)	12/29/29	750,000	211,256

Structured Receivables Finance LLC Series 2010-A, Class B

7.61% (1)	01/16/46	438,302	446,917

Structured Receivables Finance LLC Series 2010-B, Class B

7.97% (1)	08/15/36	292,944	298,527

Student Loan Consolidation Center Student Loan Trust I Series 2002-2, Class B2

1.65% (28 day ARS) (1),(5)	07/01/42	1,050,000	970,393

Textainer Marine Containers VII Ltd. Series 2021-2A, Class A

2.23% (1)	04/20/46	1,172,267	1,050,275

TIF Funding II LLC Series 2021-1A, Class A

1.65% (1)	02/20/46	1,103,109	960,058

Westlake Automobile Receivables Trust Series 2024-1A, Class D

6.02% (1)	10/15/29	600,000	602,283

Total Asset-Backed Securities

(Cost: $43,741,743)			40,648,405

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED SECURITIES — 54.4%

Commercial Mortgage-backed Securities — Agency — 0.9%

Federal Home Loan Mortgage Corp. Multifamily PC REMICS Trust Series 2019-P002, Class X (I/O)

1.14% (7)	07/25/33	$1,295,000	$75,639

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K039, Class X3 (I/O)

2.10% (7)	08/25/42	3,110,000	10,145

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K040, Class X3 (I/O)

2.09% (7)	11/25/42	4,875,000	18,730

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class X3 (I/O)

1.60% (7)	10/25/43	2,330,000	36,906

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K060, Class X3 (I/O)

1.96% (7)	12/25/44	2,499,972	102,532

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K728, Class X3 (I/O)

2.06% (7)	11/25/45	3,455,000	12,907

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K732, Class X3 (I/O)

2.25% (7)	05/25/46	2,400,000	50,564

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K735, Class X3 (I/O)

2.23% (7)	05/25/47	3,750,000	140,546

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KC05, Class X1 (I/O)

1.36% (7)	06/25/27	7,268,041	178,397

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KIR1, Class X (I/O)

1.16% (7)	03/25/26	7,914,038	111,572

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KW01, Class X3 (I/O)

4.24% (7)	03/25/29	690,000	40,233

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q010, Class XPT2 (I/O)

0.36%	08/25/24	682,089	359

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class XPT2 (I/O)

1.81% (7)	05/25/27	2,794,935	84,098

Federal National Mortgage Association, Pool #AN3542

3.41%	11/01/46	1,047,803	888,632

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Federal National Mortgage Association-Aces Series 2016-M11, Class X2 (ACES) (I/O)

3.10% (7)	07/25/39	$713,856	$13,328

Federal National Mortgage Association-Aces Series 2019-M29, Class X4 (ACES) (I/O)

0.70% (7)	03/25/29	7,900,000	187,476

Government National Mortgage Association Series 2009-114, Class IO (I/O)

0.00% (7),(8)	10/16/49	4,579,683	73

Government National Mortgage Association Series 2010-148, Class IO (I/O)

0.30% (7)	09/16/50	4,769,308	47,980

Government National Mortgage Association Series 2011-105, Class IO (I/O)

0.00% (7),(8)	09/16/51	3,236,049	4

Government National Mortgage Association Series 2011-152, Class IO (I/O)

0.00% (7),(8)	08/16/51	1,170,226	22

Government National Mortgage Association Series 2012-139, Class IO (I/O)

0.56% (7)	02/16/53	1,082,810	16,715

Government National Mortgage Association Series 2012-4, Class IO (I/O)

0.00% (7),(8)	05/16/52	2,822,371	28

Government National Mortgage Association Series 2013-52, Class IO (I/O)

0.05% (7)	02/16/55	6,118,962	2,438

Government National Mortgage Association Series 2014-103, Class IO (I/O)

0.19% (7)	05/16/55	2,086,297	12,559

Government National Mortgage Association Series 2014-125, Class IO (I/O)

0.90% (7)	11/16/54	1,311,691	26,433

Total Commercial Mortgage-backed Securities — Agency

(Cost: $5,690,068)			2,058,316

Commercial Mortgage-backed Securities — Non-Agency — 7.6%

BBCMS Mortgage Trust Series 2020-BID, Class D

10.07% (1 mo. USD Term SOFR + 4.744%) (1),(5)	10/15/37	705,000	697,247

Benchmark Mortgage Trust Series 2019-B14, Class 225D

3.40% (1),(7)	12/15/62	535,000	9,831

Benchmark Mortgage Trust Series 2020-IG3, Class BXC

3.65% (1),(7)	09/15/48	555,000	457,124

BXHPP Trust Series 2021-FILM, Class C

6.54% (1 mo. USD Term SOFR + 1.214%) (1),(5)	08/15/36	430,000	405,559

BXHPP Trust Series 2021-FILM, Class D

6.94% (1 mo. USD Term SOFR + 1.614%) (1),(5)	08/15/36	515,000	477,495

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

BXP Trust Series 2017-GM, Class D

3.54% (1),(7)	06/13/39		$375,000	$335,054

Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XD (I/O)

1.38% (1),(7)	05/10/47		4,710,600	444

Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA (I/O)

0.86% (7)	11/10/48		6,145,195	40,403

COMM Mortgage Trust Series 2012-LC4, Class XB (I/O)

0.44% (1),(7)	12/10/44		14,205,833	423

COMM Mortgage Trust Series 2013-CR12, Class XA (I/O)

0.74% (7)	10/10/46		664,431	35

COMM Mortgage Trust Series 2014-CR18, Class XA (I/O)

0.93% (7)	07/15/47		535,979	290

COMM Mortgage Trust Series 2014-CR21, Class XA (I/O)

0.97% (7)	12/10/47		11,559,398	12,117

COMM Mortgage Trust Series 2020-CBM, Class XCP (I/O)

0.72% (1),(7)	02/10/37		5,644,863	9,499

COMM Mortgage Trust Series 2020-CX, Class E

2.77% (1),(7)	11/10/46		370,000	256,766

CSMC Trust Series 2020-FACT, Class F

11.85% (1 mo. USD Term SOFR + 6.521%) (1),(5)	10/15/37		1,017,000	901,025

Extended Stay America Trust Series 2021-ESH, Class F

9.14% (1 mo. USD Term SOFR + 3.814%) (1),(5)	07/15/38		590,066	588,898

Frost CMBS DAC Series 2021-1A, Class EUE

7.82% (3 mo. EUR EURIBOR + 3.990%) (1),(5)	11/20/33	EUR	735,643	752,925

Grace Trust Series 2020-GRCE, Class D

2.77% (1),(7)	12/10/40		$700,000	533,354

Grace Trust Series 2020-GRCE, Class F

2.77% (1),(7)	12/10/40		376,000	252,860

Grace Trust Series 2020-GRCE, Class X (I/O)

0.39% (1),(7)	12/10/40		10,620,000	171,457

GS Mortgage Securities Corp. Trust Series 2020-UPTN, Class XA (I/O)

0.45% (1),(7)	02/10/37		3,150,000	3,219

GS Mortgage Securities Trust Series 2016-GS2, Class XA (I/O)

1.88% (7)	05/10/49		4,010,340	87,239

Hilton USA Trust Series 2016-HHV, Class F

4.33% (1),(7)	11/05/38		1,341,000	1,245,474

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

Hudson Yards Mortgage Trust Series 2019-55HY, Class F

3.04% (1),(7)	12/10/41	$150,000	$116,135

ILPT Trust Series 2019-SURF, Class A

4.15% (1)	02/11/41	240,000	224,842

JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class XA (I/O)

0.95% (7)	11/15/47	6,180,469	2,176

JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class XA (I/O)

0.99% (7)	08/15/47	129,819	83

JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class XA (I/O)

0.65% (7)	09/15/47	4,645,272	987

JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class XD (I/O)

0.50% (1),(7)	05/15/48	26,458,000	86,360

JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class XA (I/O)

0.96% (7)	03/15/50	9,987,473	158,548

JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O)

0.50% (1),(7)	02/15/46	48,571,667	116,414

JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11, Class XA (I/O)

1.08% (7)	04/15/46	956,436	72

JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-NINE, Class A

2.95% (1),(7)	09/06/38	775,000	727,369

JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A

3.40% (1)	06/05/39	585,000	518,118

Manhattan West Mortgage Trust Series 2020-1MW, Class A

2.13% (1)	09/10/39	695,000	618,984

Med Trust Series 2021-MDLN, Class G

10.69% (1 mo. USD Term SOFR + 5.364%) (1),(5)	11/15/38	666,800	668,369

MFT Mortgage Trust Series 2020-B6, Class C

3.39% (1),(7)	08/10/40	220,000	127,680

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class XA (I/O)

1.13% (7)	04/15/48	7,801,740	23,048

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class XA (I/O)

0.82% (7)	05/15/48	8,662,158	41,252

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31, Class XA (I/O)

1.40% (7)	11/15/49	6,122,401	129,351

Natixis Commercial Mortgage Securities Trust Series 2019-FAME, Class D

4.54% (1),(7)	08/15/36	835,000	512,022

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2024

Issues	Maturity Date	Principal Amount		Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

Roseville Ltd.

8.58% (4)	03/29/25		$605,000	$604,093

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A

3.66% (1),(7)	01/05/43		805,000	651,967

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D

4.53% (1),(7)	01/05/43		880,000	614,625

SMRT Commercial Mortgage Trust Series 2022-MINI, Class E

8.03% (1 mo. USD Term SOFR + 2.700%) (1),(5)	01/15/39		1,005,000	983,338

SMRT Commercial Mortgage Trust Series 2022-MINI, Class F

8.68% (1 mo. USD Term SOFR + 3.350%) (1),(5)	01/15/39		246,000	234,257

Taurus U.K. DAC Series 2021-UK1X, Class E

8.88% (1 day GBP SONIA + 3.650%) (5),(10)	05/17/31	GBP	665,115	827,348

UBS Commercial Mortgage Trust Series 2017-C5, Class XA (I/O)

1.21% (7)	11/15/50		$5,590,195	156,274

VASA Trust Series 2021-VASA, Class B

6.69% (1 mo. USD Term SOFR + 1.364%) (1),(5)	07/15/39		1,000,000	857,027

Vita Scientia DAC Series 2022-1X, Class D

6.29% (3 mo. EUR EURIBOR + 2.490%) (5),(10)	02/27/33	EUR	1,500,000	1,497,295

Wells Fargo Commercial Mortgage Trust Series 2018-C47, Class AS

4.67% (7)	09/15/61		$750,000	716,993

WFRBS Commercial Mortgage Trust Series 2013-C14, Class XA (I/O)

0.48% (7)	06/15/46		186,453	385

WFRBS Commercial Mortgage Trust Series 2014-C24, Class XA (I/O)

1.02% (7)	11/15/47		3,930,333	467

Total Commercial Mortgage-backed Securities — Non-Agency

(Cost: $23,752,081)				18,454,617

Residential Mortgage-backed Securities — Agency — 21.4%

Federal Home Loan Mortgage Corp., Pool #SD8199

2.00%	03/01/52		3,766,702	2,947,205

Federal Home Loan Mortgage Corp., Pool #SD8225

3.00%	07/01/52		2,624,472	2,233,993

Federal Home Loan Mortgage Corp. REMICS Series 3122, Class SG (I/O) (I/F) (TAC) (PAC)

0.18% (-30 day USD SOFR Average + 5.516%) (5)	03/15/36		1,085,002	54,915

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp. REMICS Series 3239, Class SI (I/O) (I/F) (PAC)

1.20% (-30 day USD SOFR Average + 6.536%) (5)	11/15/36	$241,264	$24,638

Federal Home Loan Mortgage Corp. REMICS Series 3323, Class SA (I/O) (I/F)

0.66% (-30 day USD SOFR Average + 5.996%) (5)	05/15/37	46,362	2,129

Federal Home Loan Mortgage Corp. REMICS Series 3459, Class JS (I/O) (I/F)

0.80% (-30 day USD SOFR Average + 6.136%) (5)	06/15/38	74,050	5,979

Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F)

1.16% (-30 day USD SOFR Average + 6.496%) (5)	04/15/42	443,965	41,526

Federal National Mortgage Association, Pool #MA4769

2.00%	09/01/52	893,425	699,048

Federal National Mortgage Association, Pool #MA4768

2.50%	09/01/52	1,541,662	1,261,486

Federal National Mortgage Association, Pool #FS7577

2.50%	01/01/54	2,961,072	2,422,936

Federal National Mortgage Association REMICS Series 2007-42, Class SE (I/O) (I/F)

0.66% (-30 day USD SOFR Average + 5.996%) (5)	05/25/37	37,786	2,481

Federal National Mortgage Association REMICS Series 2007-48, Class SD (I/O) (I/F)

0.65% (-30 day USD SOFR Average + 5.986%) (5)	05/25/37	650,600	43,108

Federal National Mortgage Association REMICS Series 2009-69, Class CS (I/O) (I/F)

1.30% (-30 day USD SOFR Average + 6.636%) (5)	09/25/39	101,700	9,950

Government National Mortgage Association REMICS Series 2006-35, Class SA (I/O) (I/F)

1.15% (-1 mo. USD Term SOFR + 6.486%) (5)	07/20/36	724,367	51,507

Government National Mortgage Association REMICS Series 2006-61, Class SA (I/O) (I/F) (TAC)

0.00% (-1 mo. USD Term SOFR + 4.636%) (5),(8)	11/20/36	925,172	15,759

Government National Mortgage Association REMICS Series 2008-58, Class TS (I/O) (I/F) (TAC)

0.95% (-1 mo. USD Term SOFR + 6.286%) (5)	05/20/38	331,268	6,628

Government National Mortgage Association REMICS Series 2014-118, Class ST

0.15% (-1 mo. USD Term SOFR + 5.486%) (5)	08/20/44	3,851,097	289,493

Government National Mortgage Association REMICS Series 2016-153, Class IO (I/O)

3.50%	11/20/46	1,235,599	229,477

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Government National Mortgage Association, TBA

4.50% (11)	05/01/53	$1,275,000	$1,212,102

5.00% (11)	03/01/54	2,400,000	2,337,210

5.50% (11)	03/01/54	1,850,000	1,835,844

Uniform Mortgage-Backed Security, TBA

2.00% (11)	11/01/51	4,775,000	3,735,141

2.50% (11)	12/01/51	5,675,000	4,635,204

3.00% (11)	02/01/52	2,900,000	2,466,982

3.50% (11)	03/01/52	3,375,000	2,986,948

4.00% (11)	04/01/52	11,900,000	10,890,202

4.50% (11)	03/01/53	5,100,000	4,808,928

5.00% (11)	02/01/54	4,625,000	4,470,261

5.50% (11)	02/01/54	2,100,000	2,071,036

Total Residential Mortgage-backed Securities — Agency

(Cost: $51,519,181)			51,792,116

Residential Mortgage-backed Securities — Non-Agency — 24.5%

ABFC Trust Series 2007-NC1, Class A2

5.76% (1 mo. USD Term SOFR + 0.414%) (1),(5)	05/25/37	705,690	639,324

ACE Securities Corp. Home Equity Loan Trust Series 2004-IN1, Class A1

6.10% (1 mo. USD Term SOFR + 0.754%) (5)	05/25/34	314,912	290,344

ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C

5.98% (1 mo. USD Term SOFR + 0.634%) (5)	03/25/37	1,148,512	477,814

Adjustable Rate Mortgage Trust Series 2005-4, Class 6A22

5.17% (7),(9)	08/25/35	315,287	226,961

Ajax Mortgage Loan Trust Series 2019-F, Class A2

3.50% (1)	07/25/59	1,300,000	1,204,108

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2006-HE3, Class A5

2.89% (1 mo. USD Term SOFR + 0.654%) (5)	03/25/36	743,588	717,127

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1B

4.06% (1 mo. USD Term SOFR + 0.414%) (5)	12/25/36	233,237	219,822

Banc of America Alternative Loan Trust Series 2005-10, Class 1CB1

5.50% (1 mo. USD Term SOFR + 0.514%) (5),(9)	11/25/35	266,701	215,885

Banc of America Funding Trust Series 2006-3, Class 4A14

6.00% (9)	03/25/36	109,042	87,783

Banc of America Funding Trust Series 2006-3, Class 5A3

5.50% (9)	03/25/36	86,334	74,581

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Banc of America Funding Trust Series 2015-R4, Class 2A1

5.64% (1 mo. USD Term SOFR + 0.319%) (1),(5)	02/25/37	$189,037	$186,090

BCMSC Trust Series 2000-A, Class A4

8.29% (7)	06/15/30	3,316,690	353,199

Bear Stearns ALT-A Trust Series 2005-3, Class 4A3

4.57% (7)	04/25/35	162,865	155,156

Bear Stearns ARM Trust Series 2003-7, Class 9A

5.65% (7)	10/25/33	169,786	151,724

Bear Stearns ARM Trust Series 2005-9, Class A1

7.67% (1 yr. CMT + 2.300%) (5)	10/25/35	90,046	82,425

Bear Stearns ARM Trust Series 2007-4, Class 22A1

4.40% (7),(9)	06/25/47	498,900	438,693

Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3

5.50% (7)	09/25/35	258,208	236,178

Bear Stearns Asset-Backed Securities I Trust Series 2006-IM1, Class A1

5.92% (1 mo. USD Term SOFR + 0.574%) (5)	04/25/36	119,092	115,027

Bear Stearns Mortgage Funding Trust Series 2007-AR3, Class 1X (I/O)

0.50% (4)	03/25/37	23,397,690	463,046

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B

3.55%	02/25/37	733,604	436,454

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C

3.55%	02/25/37	720,775	407,913

C-BASS Mortgage Loan Trust Series 2007-CB3, Class A3

3.28%	03/25/37	1,106,943	383,854

Carrington Mortgage Loan Trust Series 2006-NC4, Class A4

5.70% (1 mo. USD Term SOFR + 0.354%) (5)	10/25/36	1,250,000	1,076,057

Carrington Mortgage Loan Trust Series 2007-RFC1, Class A3

5.60% (1 mo. USD Term SOFR + 0.254%) (5)	12/25/36	863,693	835,151

CHL Mortgage Pass-Through Trust Series 2004-HYB4, Class B1

5.26% (7)	09/20/34	406,058	65,020

CHL Mortgage Pass-Through Trust Series 2006-14, Class X (I/O)

0.12% (4),(7)	09/25/36	6,746,971	22,297

CHL Mortgage Pass-Through Trust Series 2006-HYB2, Class 1A1

5.20% (7)	04/20/36	636,843	466,075

CHNGE Mortgage Trust Series 2023-1, Class M1

8.27% (1),(7)	03/25/58	460,000	460,577

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2024

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

CIM Trust Series 2019-R1, Class A

3.25% (1),(7)	10/25/58	$618,479	$547,918

CIM Trust Series 2021-NR1, Class A1

5.57% (1)	07/25/55	509,850	505,755

CIM Trust Series 2021-NR2, Class A1

5.57% (1)	07/25/59	679,488	673,747

CIM Trust Series 2021-NR3, Class A1

5.57% (1)	06/25/57	174,519	172,706

CIM Trust Series 2021-NR4, Class A1

2.82% (1)	10/25/61	828,071	815,859

CIM Trust Series 2021-R3, Class A1A

1.95% (1),(7)	06/25/57	657,662	582,807

CIM Trust Series 2021-R4, Class A1A

2.00% (1),(7)	05/01/61	691,013	606,776

CIM Trust Series 2021-R5, Class A1B

2.00% (1),(7)	08/25/61	1,096,000	714,016

CIM Trust Series 2022-NR1, Class A1

5.00% (1)	07/25/62	305,907	298,471

CIM Trust Series 2023-NR1, Class A1

6.00% (1)	06/25/62	923,327	914,639

CIM Trust Series 2023-NR2, Class A1

6.00% (1)	06/25/62	1,054,059	1,035,229

Citigroup Mortgage Loan Trust, Inc. Series 2005-11, Class A2A

7.78% (1 yr. CMT + 2.400%) (5)	10/25/35	161,567	158,706

Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 1A1A

5.45% (7),(9)	10/25/35	347,874	278,968

CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A7

6.00% (9)	07/25/36	545,703	476,707

CitiMortgage Alternative Loan Trust Series 2006-A5, Class 1A8

6.00% (9)	10/25/36	470,741	384,088

Conseco Finance Securitizations Corp. Series 1999-6, Class A1

7.36% (1),(7)	06/01/30	1,210,569	385,799

Countrywide Alternative Loan Trust Series 2005-46CB, Class A20 (TAC)

5.50% (9)	10/25/35	500,966	349,245

Countrywide Alternative Loan Trust Series 2006-8T1, Class 1A2 (I/O)

0.04% (-1 mo. USD Term SOFR + 5.386%) (4),(5)	04/25/36	4,661,060	404,472

Countrywide Asset-Backed Certificates Trust Series 2007-13, Class 2A1

6.36% (1 mo. USD Term SOFR + 1.014%) (5)	10/25/47	382,788	351,020

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1

6.50%	01/25/36	947,833	223,645

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Credit-Based Asset Servicing & Securitization LLC Series 2003-CB3, Class AF1

3.38% (7)	12/25/32	$252,085	$237,458

Credit-Based Asset Servicing & Securitization LLC Series 2006-CB2, Class AF2

3.04%	12/25/36	1,763,249	1,376,588

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR6, Class A6

5.84% (1 mo. USD Term SOFR + 0.494%) (5)	02/25/37	264,132	219,437

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust Series 2006-AB2, Class A2

4.77% (7),(9)	06/25/36	826,328	719,654

DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A

5.65% (1 mo. USD Term SOFR + 0.314%) (5)	10/19/36	329,073	190,088

Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA6, Class B1

8.74% (30 day USD SOFR Average + 3.400%) (1),(5)	10/25/41	650,000	674,405

Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-HQA2, Class M2

7.39% (30 day USD SOFR Average + 2.050%) (1),(5)	12/25/33	861,195	879,619

Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R06, Class 2B1

9.20% (30 day USD SOFR Average + 3.864%) (1),(5)	09/25/39	644,348	671,098

Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R07, Class 1B1

8.85% (30 day USD SOFR Average + 3.514%) (1),(5)	10/25/39	954,526	992,156

First Franklin Mortgage Loan Trust Series 2006-FF13, Class A2C

5.78% (1 mo. USD Term SOFR + 0.434%) (5)	10/25/36	561,465	363,810

First Horizon Alternative Mortgage Securities Trust Series 2005-AA10, Class 2A1

5.86% (7),(9)	12/25/35	136,599	107,531

Fremont Home Loan Trust Series 2005-A, Class M4

6.48% (1 mo. USD Term SOFR + 1.134%) (5)	01/25/35	1,432,275	1,233,813

GreenPoint Manufactured Housing Series 2000-1, Class A4

8.14% (7)	03/20/30	393,430	255,465

GSAA Home Equity Trust Series 2006-13, Class AF6

6.54%	07/25/36	1,112,754	329,073

GSAMP Trust Series 2007-NC1, Class A2C

5.76% (1 mo. USD Term SOFR + 0.264%) (5)	12/25/46	2,212,817	1,083,678

GSC Capital Corp. Mortgage Trust Series 2006-2, Class A1

5.82% (1 mo. USD Term SOFR + 0.474%) (5)	05/25/36	162,553	151,531

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

GSR Mortgage Loan Trust Series 2005-AR3, Class 6A1

4.51% (7)	05/25/35	$129,140	$101,335

HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12

6.00%	09/25/37	284,574	209,571

IndyMac INDX Mortgage Loan Trust Series 2004-AR6, Class 5A1

5.15% (7)	10/25/34	249,508	234,110

IndyMac INDX Mortgage Loan Trust Series 2005-AR19, Class A1

3.70% (7)	10/25/35	376,985	294,718

IndyMac INDX Mortgage Loan Trust Series 2006-AR13, Class A4X (I/O)

0.00% (4),(7),(8)	07/25/36	261,288	—

IndyMac INDX Mortgage Loan Trust Series 2006-AR9, Class 1A1

4.31% (7)	06/25/36	423,594	224,260

IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1

3.47% (7)	05/25/37	579,666	446,062

IndyMac INDX Mortgage Loan Trust Series 2007-FLX2, Class A1C

5.84% (1 mo. USD Term SOFR + 0.304%) (5)	04/25/37	1,270,637	1,059,761

JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1

4.41% (7)	05/25/36	331,844	193,265

JPMorgan Mortgage Acquisition Trust Series 2006-WF1, Class A5

6.91%	07/25/36	1,842,066	508,118

JPMorgan Mortgage Trust Series 2004-A6, Class 5A1

5.05% (7)	12/25/34	157,146	149,843

JPMorgan Mortgage Trust Series 2007-S2, Class 1A1

5.00%	06/25/37	146,971	46,913

JPMorgan Resecuritization Trust Series 2015-4, Class 2A2

3.67% (1),(7)	06/26/47	2,913,720	1,296,582

Lehman Mortgage Trust Series 2006-7, Class 2A5 (I/O) (I/F)

1.09% (-1 mo. USD Term SOFR + 6.436%) (4),(5)	11/25/36	2,870,837	250,430

Lehman XS Trust Series 2006-10N, Class 1A3A

5.88% (1 mo. USD Term SOFR + 0.534%) (5)	07/25/46	366,609	330,165

Lehman XS Trust Series 2006-12N, Class A31A

5.86% (1 mo. USD Term SOFR + 0.514%) (5)	08/25/46	454,548	428,403

Long Beach Mortgage Loan Trust Series 2004-4, Class M1

6.36% (1 mo. USD Term SOFR + 1.014%) (5)	10/25/34	278,848	262,914

MASTR Alternative Loan Trust Series 2006-2, Class 2A2 (I/O) (I/F)

1.64% (-1 mo. USD Term SOFR + 6.986%) (4),(5)	03/25/36	5,890,099	345,278

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

MASTR Alternative Loan Trust Series 2007-HF1, Class 4A1

7.00%	10/25/47	$1,047,846	$447,085

MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4

5.74% (1 mo. USD Term SOFR + 0.394%) (5)	05/25/37	2,000,000	1,618,243

Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2, Class A2

5.88% (1 mo. USD Term SOFR + 0.534%) (5)	04/25/37	518,249	420,512

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B

5.72% (1 mo. USD Term SOFR + 0.374%) (5)	06/25/37	278,142	270,395

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2C

5.82% (1 mo. USD Term SOFR + 0.474%) (5)	06/25/37	399,675	390,856

Merrill Lynch Mortgage Investors Trust Series 2006-RM2, Class A1A

5.83% (1 mo. USD Term SOFR + 0.484%) (5)	05/25/37	3,832,458	1,054,101

Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1

7.59% (1 yr. CMT + 2.400%) (5),(9)	08/25/36	92,265	79,033

Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 4A1

3.68% (7)	11/25/37	214,999	199,105

New Residential Mortgage Loan Trust Series 2022-NQM2, Class A2

3.70% (1),(7)	03/27/62	930,000	713,636

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR1, Class 1A

4.24% (7)	02/25/36	109,619	75,192

Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1

7.61% (7)	03/15/30	498,025	258,273

Oakwood Mortgage Investors, Inc. Series 2000-A, Class A4

8.15% (7)	09/15/29	1,717,630	320,332

Oakwood Mortgage Investors, Inc. Series 2000-D, Class A4

7.40% (7)	07/15/30	681,680	124,972

Oakwood Mortgage Investors, Inc. Series 2001-C, Class A3

6.61% (7)	06/15/31	1,671,028	152,416

Oakwood Mortgage Investors, Inc. Series 2001-D, Class A3

5.90% (7),(12),(13)	09/15/22	517,640	228,524

PRET LLC Series 2022-RN2, Class A2

6.50% (1)	06/25/52	1,255,000	1,201,234

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2024

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

PRET LLC Series 2024-NPL3, Class A1

7.52% (1)	04/27/54	$745,096	$749,374

PRPM LLC Series 2021-10, Class A1

2.49% (1)	10/25/26	745,805	741,741

PRPM LLC Series 2021-11, Class A1

2.49% (1)	11/25/26	307,885	305,007

PRPM LLC Series 2021-4, Class A1

4.87% (1)	04/25/26	1,072,689	1,070,892

PRPM LLC Series 2021-8, Class A1

1.74% (1),(7)	09/25/26	565,575	549,699

PRPM LLC Series 2022-1, Class A2

6.29% (1)	02/25/27	1,000,000	979,204

PRPM LLC Series 2022-3, Class A1

5.56% (1)	06/25/27	1,105,647	1,096,007

PRPM LLC Series 2022-4, Class A2

5.00% (1)	08/25/27	1,080,000	1,038,850

Residential Accredit Loans, Inc. Trust Series 2005-QA8, Class CB21

5.39% (7),(9)	07/25/35	295,254	160,976

Residential Accredit Loans, Inc. Trust Series 2006-QS1, Class A3 (PAC)

5.75% (9)	01/25/36	205,596	162,043

Residential Accredit Loans, Inc. Trust Series 2006-QS13, Class 1A2 (I/O) (I/F)

1.70% (-1 mo. USD Term SOFR + 7.046%) (4),(5)	09/25/36	1,911,538	162,188

Residential Accredit Loans, Inc. Trust Series 2006-QS6, Class 1AV (I/O)

0.77% (4),(7)	06/25/36	2,484,224	50,564

Residential Accredit Loans, Inc. Trust Series 2006-QS7, Class A2

6.00% (9)	06/25/36	262,148	194,224

Residential Accredit Loans, Inc. Trust Series 2006-QS8, Class A3

6.00% (9)	08/25/36	470,330	377,001

Residential Accredit Loans, Inc. Trust Series 2007-QS2, Class AV (I/O)

0.30% (4),(7)	01/25/37	5,615,694	52,984

Residential Accredit Loans, Inc. Trust Series 2007-QS3, Class AV (I/O)

0.36% (4),(7)	02/25/37	6,690,059	84,012

Residential Accredit Loans, Inc. Trust Series 2007-QS6, Class A62 (TAC)

5.50% (9)	04/25/37	147,406	112,588

Residential Asset Securitization Trust Series 2005-A15, Class 4A1

6.00%	02/25/36	931,477	280,751

Residential Asset Securitization Trust Series 2007-A5, Class AX (I/O)

6.00% (4)	05/25/37	1,171,200	191,598

RFMSI Trust Series 2006-S9, Class AV (I/O)

0.35% (4),(7)	09/25/36	15,651,543	162,208

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Saxon Asset Securities Trust Series 2007-3, Class 2A4

5.95% (1 mo. USD Term SOFR + 0.604%) (5)	09/25/47	$1,326,000	$1,105,983

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2

2.84%	01/25/36	914,303	735,770

Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2C

5.90% (1 mo. USD Term SOFR + 0.554%) (5)	01/25/37	1,494,000	931,070

Structured Adjustable Rate Mortgage Loan Trust Series 2005-20, Class 1A1

6.68% (7)	10/25/35	83,124	79,975

Structured Asset Mortgage Investments II Trust Series 2006-AR4, Class 5A1

5.82% (1 mo. USD Term SOFR + 0.474%) (5)	06/25/36	562,308	463,145

Verus Securitization Trust Series 2023-4, Class A1

5.81% (1)	05/25/68	1,005,549	1,000,336

Verus Securitization Trust Series 2023-7, Class B1

7.92% (1),(7)	10/25/68	650,000	647,311

VOLT CIII LLC Series 2021-CF1, Class A1

1.99% (1)	08/25/51	610,005	593,977

VOLT XCIX LLC Series 2021-NPL8, Class A1

5.12% (1)	04/25/51	774,637	767,990

WaMu Asset-Backed Certificates WaMu Trust Series 2007-HE1, Class 2A3

5.76% (1 mo. USD Term SOFR + 0.264%) (5)	01/25/37	1,494,072	660,728

Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A2 (I/O) (I/F)

0.61% (-1 mo. USD Term SOFR + 5.956%) (4),(5)	06/25/37	1,228,435	110,174

Wells Fargo Mortgage-Backed Securities Trust Series 2007-AR3, Class A4

6.33% (7),(9)	04/25/37	86,655	77,983

Total Residential Mortgage-backed Securities — Non-Agency

(Cost: $70,082,094)			59,486,652

Total Mortgage-backed Securities

(Cost: $151,043,424)			131,791,701

CORPORATE BONDS — 22.4%

Aerospace & Defense — 1.2%

Boeing Co.

5.81%	05/01/50	255,000	230,497

6.53% (1)	05/01/34	120,000	122,887

General Electric Co.

6.06% (3 mo. USD Term SOFR + 0.742%) (5)	08/15/36	2,400,000	2,275,344

TransDigm, Inc.

6.75% (1)	08/15/28	350,000	355,117

			2,983,845

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

Agriculture — 0.6%

BAT Capital Corp. (United Kingdom)

5.65%	03/16/52		$175,000	$156,788

Imperial Brands Finance PLC (United Kingdom)

3.13% (1)	07/26/24		270,000	269,665

6.13% (1)	07/27/27		125,000	127,200

Philip Morris International, Inc.

1.88%	11/06/37	EUR	100,000	80,381

Reynolds American, Inc. (United Kingdom)

5.85%	08/15/45		$975,000	902,616

				1,536,650

Airlines — 0.2%

JetBlue Pass-Through Trust Series 2020-1, Class A

4.00%	05/15/34		616,776	575,317

Banks — 5.0%

Bank of America Corp.

0.98% (1 day USD SOFR + 0.910%) (5)	09/25/25		395,000	390,560

1.32% (1 day USD SOFR + 1.150%) (5)	06/19/26		305,000	292,437

1.53% (1 day USD SOFR + 0.650%) (5)	12/06/25		125,000	122,701

1.66% (1 day USD SOFR + 0.910%) (5)	03/11/27		535,000	501,712

1.92% (1 day USD SOFR + 1.370%) (5)	10/24/31		790,000	646,473

2.30% (1 day USD SOFR + 1.220%) (5)	07/21/32		145,000	118,778

2.55% (1 day USD SOFR + 1.050%) (5)	02/04/28		120,000	112,051

3.42% (3 mo. USD Term SOFR + 1.302%) (5)	12/20/28		395,000	371,466

4.38% (5 yr. CMT + 2.760%) (5),(14)	01/27/27		140,000	132,597

Citigroup, Inc.

2.52% (1 day USD SOFR + 1.177%) (5)	11/03/32		515,000	423,824

2.98% (1 day USD SOFR + 1.422%) (5)	11/05/30		145,000	129,199

Goldman Sachs Group, Inc.

1.09% (1 day USD SOFR + 0.789%) (5)	12/09/26		1,275,000	1,192,393

1.54% (1 day USD SOFR + 0.818%) (5)	09/10/27		1,350,000	1,240,299

5.84% (1 day USD SOFR + 0.486%) (5)	10/21/24		285,000	285,077

HSBC Holdings PLC (United Kingdom)

2.10% (1 day USD SOFR + 1.929%) (5)	06/04/26		430,000	415,767

2.21% (1 day USD SOFR + 1.285%) (5)	08/17/29		105,000	92,349

2.36% (1 day USD SOFR + 1.947%) (5)	08/18/31		130,000	108,654

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

JPMorgan Chase & Co.

1.04% (3 mo. USD Term SOFR + 0.695%) (5)	02/04/27	$1,245,000	$1,160,377

1.58% (1 day USD SOFR + 0.885%) (5)	04/22/27	425,000	396,908

2.07% (1 day USD SOFR + 1.015%) (5)	06/01/29	660,000	587,440

Lloyds Banking Group PLC (United Kingdom)

3.57% (3 mo. USD LIBOR + 1.205%) (5)	11/07/28	200,000	188,180

Morgan Stanley

2.19% (1 day USD SOFR + 1.990%) (5)	04/28/26	55,000	53,445

2.24% (1 day USD SOFR + 1.178%) (5)	07/21/32	410,000	335,593

2.51% (1 day USD SOFR + 1.200%) (5)	10/20/32	180,000	148,840

PNC Financial Services Group, Inc.

5.68% (1 day USD SOFR + 1.902%) (5)	01/22/35	75,000	75,418

6.88% (1 day USD SOFR + 2.284%) (5)	10/20/34	300,000	327,090

Santander U.K. Group Holdings PLC (United Kingdom)

1.67% (1 day USD SOFR + 0.989%) (5)	06/14/27	55,000	50,862

U.S. Bancorp

3.70% (5 yr. CMT + 2.541%) (5),(14)	01/15/27	130,000	117,854

4.84% (1 day USD SOFR + 1.600%) (5)	02/01/34	305,000	289,476

5.68% (1 day USD SOFR + 1.860%) (5)	01/23/35	110,000	110,571

5.84% (1 day USD SOFR + 2.260%) (5)	06/12/34	20,000	20,304

5.85% (1 day USD SOFR + 2.090%) (5)	10/21/33	100,000	101,733

Wells Fargo & Co.

2.39% (1 day USD SOFR + 2.100%) (5)	06/02/28	955,000	880,080

2.57% (3 mo. USD Term SOFR + 1.262%) (5)	02/11/31	200,000	173,198

3.35% (1 day USD SOFR + 1.500%) (5)	03/02/33	655,000	568,828

			12,162,534

Beverages — 0.1%

Bacardi Ltd.

5.30% (1)	05/15/48	205,000	185,762

Biotechnology — 0.0%

Amgen, Inc.

5.65%	03/02/53	60,000	59,168

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2024

Issues	Maturity Date	Principal Amount		Value

Chemicals — 0.3%

Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV

4.75% (1)	06/15/27		$135,000	$131,952

International Flavors & Fragrances, Inc.

2.30% (1)	11/01/30		725,000	604,766

3.27% (1)	11/15/40		15,000	10,639

3.47% (1)	12/01/50		40,000	26,363

4.38%	06/01/47		60,000	46,305

				820,025

Commercial Services — 0.3%

Adtalem Global Education, Inc.

5.50% (1)	03/01/28		294,000	282,772

Global Payments, Inc.

4.88%	03/17/31	EUR	100,000	110,754

Hertz Corp.

4.63% (1)	12/01/26		$25,000	18,234

Valvoline, Inc.

3.63% (1)	06/15/31		150,000	129,402

VT Topco, Inc.

8.50% (1)	08/15/30		120,000	126,096

				667,258

Computers — 0.1%

NCR Voyix Corp.

5.13% (1)	04/15/29		215,000	202,771

Cosmetics/Personal Care — 0.2%

Edgewell Personal Care Co.

5.50% (1)	06/01/28		133,000	130,570

Prestige Brands, Inc.

3.75% (1)	04/01/31		445,000	387,645

				518,215

Diversified Financial Services — 0.7%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)

3.88%	01/23/28		130,000	123,296

Air Lease Corp.

3.63%	12/01/27		120,000	113,292

American Express Co.

3.55% (5 yr. CMT + 2.854%) (5),(14)	09/15/26		145,000	135,122

Avolon Holdings Funding Ltd. (Ireland)

2.53% (1)	11/18/27		406,000	365,225

2.88% (1)	02/15/25		305,000	298,940

Charles Schwab Corp.

5.00% (5 yr. CMT + 3.256%) (5),(14)	06/01/27		135,000	129,474

GGAM Finance Ltd. (Ireland)

8.00% (1)	06/15/28		117,000	123,179

8.00% (1)	02/15/27		115,000	118,969

Issues	Maturity Date	Principal Amount		Value

Diversified Financial Services (Continued)

Jane Street Group/JSG Finance, Inc.

4.50% (1)	11/15/29		$435,000	$408,434

				1,815,931

Electric — 1.1%

Alliant Energy Finance LLC

3.60% (1)	03/01/32		535,000	465,819

Arizona Public Service Co.

3.35%	05/15/50		1,000,000	668,650

Duke Energy Corp.

3.75%	04/01/31	EUR	300,000	317,162

3.85%	06/15/34		330,000	342,608

FirstEnergy Transmission LLC

4.35% (1)	01/15/25		$300,000	296,561

MVM Energetika Zrt (Hungary)

6.50% (10)	03/13/31		200,000	200,822

TenneT Holding BV (Netherlands)

2.75% (10)	05/17/42	EUR	115,000	107,517

4.50% (10)	10/28/34		200,000	228,686

4.75% (10)	10/28/42		110,000	128,459

				2,756,284

Electronics — 0.1%

Honeywell International, Inc.

3.75%	03/01/36	EUR	110,000	115,920

4.13%	11/02/34		110,000	120,457

Total Electronics

(Cost: $239,059)				236,377

Engineering & Construction — 0.1%

Artera Services LLC

8.50% (1)	02/15/31	EUR	145,000	149,387

Entertainment — 0.8%

Banijay Entertainment SASU (France)

8.13% (1)	05/01/29		$200,000	204,876

Everi Holdings, Inc.

5.00% (1)	07/15/29		275,000	270,581

Penn Entertainment, Inc.

5.63% (1)	01/15/27		165,000	159,417

WarnerMedia Holdings, Inc.

4.28%	03/15/32		60,000	52,387

5.05%	03/15/42		630,000	512,480

5.14%	03/15/52		886,000	690,070

				1,889,811

Environmental Control — 0.0%

Waste Pro USA, Inc.

5.50% (1)	02/15/26		55,000	54,224

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

Food — 0.6%

B&G Foods, Inc.

5.25%	04/01/25		$42,000	$41,715

ELO SACA (France)

6.00% (10)	03/22/29	EUR	200,000	211,013

H-Food Holdings LLC/Hearthside Finance Co., Inc.

8.50% (1)	06/01/26		$244,000	19,845

JBS USA Holding Lux SARL/ JBS USA Food Co./ JBS Lux Co. SARL

3.75%	12/01/31		540,000	473,110

5.50%	01/15/30		25,000	24,635

6.50%	12/01/52		180,000	179,393

7.25% (1)	11/15/53		145,000	157,342

Kraft Heinz Foods Co.

6.38%	07/15/28		210,000	219,115

Post Holdings, Inc.

4.63% (1)	04/15/30		270,000	248,276

				1,574,444

Gas — 0.3%

National Gas Transmission PLC (United Kingdom)

4.25% (10)	04/05/30	EUR	100,000	109,052

Southern Co. Gas Capital Corp.

3.88%	11/15/25		$640,000	626,093

				735,145

Health Care-Products — 0.1%

Embecta Corp.

5.00% (1)	02/15/30		400,000	329,788

Health Care-Services — 0.8%

Catalent Pharma Solutions, Inc.

3.50% (1)	04/01/30		250,000	239,626

Centene Corp.

3.00%	10/15/30		248,000	212,214

Fortrea Holdings, Inc.

7.50% (1)	07/01/30		125,000	124,395

HCA, Inc.

3.50%	07/15/51		154,000	102,823

5.38%	09/01/26		65,000	64,846

5.63%	09/01/28		100,000	100,942

7.05%	12/01/27		235,000	246,762

HealthEquity, Inc.

4.50% (1)	10/01/29		265,000	248,053

Kedrion SpA (Italy)

6.50% (1)	09/01/29		335,000	306,465

ModivCare Escrow Issuer, Inc.

5.00% (1)	10/01/29		512,000	361,026

ModivCare, Inc.

5.88% (1)	11/15/25		35,000	35,514

				2,042,666

Issues	Maturity Date	Principal Amount	Value

Household Products/Wares — 0.0%

Central Garden & Pet Co.

4.13%	10/15/30	$24,000	$21,463

Spectrum Brands, Inc.

3.88% (1)	03/15/31	30,000	25,080

			46,543

Insurance — 1.3%

Acrisure LLC/Acrisure Finance, Inc.

4.25% (1)	02/15/29	280,000	254,758

6.00% (1)	08/01/29	80,000	74,093

Athene Global Funding

1.61% (1)	06/29/26	285,000	264,035

1.99% (1)	08/19/28	260,000	226,694

3.21% (1)	03/08/27	135,000	126,468

Farmers Exchange Capital

7.05% (1)	07/15/28	500,000	514,687

Farmers Insurance Exchange

4.75% (3 mo. USD LIBOR + 3.231%) (1),(5)	11/01/57	5,000	3,736

Nationwide Mutual Insurance Co.

7.89% (3 mo. USD LIBOR + 2.290%) (1),(5)	12/15/24	1,000,000	1,005,520

Teachers Insurance & Annuity Association of America

4.38% (3 mo. USD LIBOR + 2.661%) (1),(5)	09/15/54	675,000	671,801

			3,141,792

Internet — 0.2%

Netflix, Inc.

5.88%	02/15/25	485,000	485,868

Investment Companies — 0.2%

Icahn Enterprises LP/Icahn Enterprises Finance Corp.

4.38%	02/01/29	103,000	88,167

9.00% (1)	06/15/30	244,000	243,031

9.75% (1)	01/15/29	55,000	57,153

			388,351

Iron & Steel — 0.1%

ATI, Inc.

7.25%	08/15/30	121,000	125,707

Machinery-Diversified — 0.1%

OT Merger Corp.

7.88% (1)	10/15/29	575,000	263,787

Media — 1.5%

Cable One, Inc.

4.00% (1)	11/15/30	415,000	310,075

CCO Holdings LLC/CCO Holdings Capital Corp.

4.25% (1)	02/01/31	5,000	4,087

4.50% (1)	08/15/30	197,000	166,875

4.75% (1)	03/01/30	90,000	78,023

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2024

Issues	Maturity Date	Principal Amount	Value

Media (Continued)

Charter Communications Operating LLC/Charter Communications Operating Capital

2.30%	02/01/32	$165,000	$127,586

3.70%	04/01/51	598,000	365,330

3.90%	06/01/52	243,000	154,558

4.80%	03/01/50	65,000	47,810

5.38%	05/01/47	125,000	99,976

5.75%	04/01/48	360,000	301,262

6.65%	02/01/34	170,000	171,952

CSC Holdings LLC

5.38% (1)	02/01/28	35,000	26,654

5.75% (1)	01/15/30	45,000	17,022

6.50% (1)	02/01/29	409,000	300,173

7.50% (1)	04/01/28	50,000	26,591

11.75% (1)	01/31/29	167,000	142,785

DirecTV Financing LLC/DirecTV Financing Co.-Obligor, Inc.

5.88% (1)	08/15/27	225,000	211,849

Scripps Escrow, Inc.

5.88% (1)	07/15/27	265,000	160,563

Sirius XM Radio, Inc.

3.88% (1)	09/01/31	295,000	241,000

Time Warner Cable LLC

5.50%	09/01/41	120,000	100,450

VZ Secured Financing BV (Netherlands)

5.00% (1)	01/15/32	615,000	525,585

			3,580,206

Metal Fabricate & Hardware — 0.1%

Advanced Drainage Systems, Inc.

6.38% (1)	06/15/30	125,000	125,444

Oil & Gas — 0.2%

KazMunayGas National Co. JSC (Kazakhstan)

3.50% (10)	04/14/33	200,000	164,119

Petroleos Mexicanos

6.35%	02/12/48	34,000	21,621

Sunoco LP/Sunoco Finance Corp.

4.50%	05/15/29	283,000	266,020

			451,760

Oil & Gas Services — 0.1%

USA Compression Partners LP/USA Compression Finance Corp.

7.13% (1)	03/15/29	120,000	121,076

Packaging & Containers — 0.7%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.

4.13% (1)	08/15/26	85,000	73,860

5.25% (1)	08/15/27	280,000	173,438

5.25% (1)	08/15/27	70,000	43,513

Issues	Maturity Date	Principal Amount	Value

Packaging & Containers (Continued)

Ball Corp.

6.88%	03/15/28	$240,000	$246,300

Berry Global, Inc.

1.57%	01/15/26	323,000	303,617

1.65%	01/15/27	149,000	135,702

4.88% (1)	07/15/26	40,000	39,311

5.50%	04/15/28	95,000	94,876

5.65% (1)	01/15/34	30,000	29,448

Clearwater Paper Corp.

4.75% (1)	08/15/28	125,000	116,259

Graphic Packaging International LLC

4.75% (1)	07/15/27	130,000	126,750

Trivium Packaging Finance BV (Netherlands)

5.50% (1)	08/15/26	250,000	245,215

			1,628,289

Pharmaceuticals — 0.9%

1375209 BC Ltd. (Canada)

9.00% (1)	01/30/28	240,000	231,259

180 Medical, Inc. (United Kingdom)

3.88% (1)	10/15/29	275,000	248,875

Bayer U.S. Finance II LLC

4.63% (1)	06/25/38	515,000	431,537

4.88% (1)	06/25/48	285,000	229,439

Bayer U.S. Finance LLC

6.50% (1)	11/21/33	360,000	367,441

Grifols SA (Spain)

4.75% (1)	10/15/28	395,000	340,937

Option Care Health, Inc.

4.38% (1)	10/31/29	275,000	252,901

			2,102,389

Pipelines — 0.8%

Energy Transfer LP

6.63% (3 mo. USD LIBOR + 4.155%) (5),(14)	02/15/28	634,000	618,283

Global Partners LP/GLP Finance Corp.

6.88%	01/15/29	275,000	273,333

NGL Energy Operating LLC/NGL Energy Finance Corp.

8.38% (1)	02/15/32	95,000	96,485

Rockies Express Pipeline LLC

4.95% (1)	07/15/29	425,000	400,397

TransMontaigne Partners LP/TLP Finance Corp.

6.13%	02/15/26	265,000	259,369

Venture Global Calcasieu Pass LLC

3.88% (1)	08/15/29	93,000	84,819

Venture Global LNG, Inc.

9.50% (1)	02/01/29	235,000	257,522

			1,990,208

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

Real Estate — 0.2%

Add Hero Holdings Ltd. (Hong Kong)

8.50% (4)	09/30/29		$64,519	$3,170

9.00% (4)	09/30/30		49,748	1,315

9.80% (4)	09/30/31		64,922	1,716

Annington Funding PLC (United Kingdom)

3.69% (10)	07/12/34	GBP	100,000	104,811

Blackstone Property Partners Europe Holdings SARL (Luxembourg)

1.00% (10)	05/04/28	EUR	150,000	141,712

1.75% (10)	03/12/29		100,000	94,503

China Aoyuan Group Ltd.

0.00% (4),(8),(14)	12/31/99		$98,370	924

5.50% (4)	09/30/31		37,068	440

Greystar Real Estate Partners LLC

7.75% (1)	09/01/30		125,000	131,857

Sunac China Holdings Ltd.

6.00% (1),(2),(4),(13)	09/30/26		18,114	2,381

6.25% (1),(2),(4),(13)	09/30/27		18,135	2,122

6.50% (1),(2),(4),(13)	09/30/27		36,316	3,918

6.75% (1),(2),(4),(13)	09/30/28		54,540	5,627

7.00% (1),(2),(4),(13)	09/30/29		54,605	5,057

7.25% (1),(2),(4),(13)	09/30/30		25,685	2,216

Vonovia SE (Germany)

0.75% (10)	09/01/32	EUR	100,000	82,570

Zhenro Properties Group Ltd. (China)

6.63% (4),(10),(13)	01/07/26		$200,000	2,250

				586,589

REIT — 1.7%

American Assets Trust LP

3.38%	02/01/31		275,000	225,629

American Homes 4 Rent LP

4.30%	04/15/52		315,000	244,216

American Tower Corp.

1.00%	01/15/32	EUR	265,000	229,382

2.70%	04/15/31		$195,000	164,962

Digital Intrepid Holding BV (Netherlands)

0.63% (10)	07/15/31	EUR	365,000	308,077

Extra Space Storage LP

2.40%	10/15/31		$56,000	46,020

2.55%	06/01/31		320,000	266,605

GLP Capital LP/GLP Financing II, Inc.

5.30%	01/15/29		55,000	54,367

5.75%	06/01/28		345,000	346,028

Healthcare Realty Holdings LP

2.00%	03/15/31		35,000	27,641

2.05%	03/15/31		32,000	24,796

2.40%	03/15/30		205,000	169,203

3.10%	02/15/30		190,000	165,881

Issues	Maturity Date	Principal Amount		Value

REIT (Continued)

Hudson Pacific Properties LP

3.25%	01/15/30		$110,000	$76,014

3.95%	11/01/27		298,000	249,638

4.65%	04/01/29		20,000	15,439

5.95%	02/15/28		5,000	4,256

Invitation Homes Operating Partnership LP

2.00%	08/15/31		210,000	166,835

2.70%	01/15/34		135,000	106,676

4.15%	04/15/32		8,000	7,303

5.50%	08/15/33		40,000	39,521

Iron Mountain Information Management Services, Inc.

5.00% (1)	07/15/32		420,000	384,300

LXP Industrial Trust

2.70%	09/15/30		275,000	232,246

Prologis Euro Finance LLC (REIT)

4.25%	01/31/43	EUR	105,000	110,478

Realty Income Corp.

5.13%	07/06/34	EUR	220,000	254,308

VICI Properties LP

4.95%	02/15/30		$35,000	33,787

5.13%	05/15/32		115,000	109,632

VICI Properties LP/VICI Note Co., Inc.

3.88% (1)	02/15/29		50,000	46,233

4.13% (1)	08/15/30		7,000	6,372

4.50% (1)	01/15/28		48,000	46,205

4.63% (1)	06/15/25		20,000	19,773

				4,181,823

Retail — 0.5%

Ferrellgas LP/Ferrellgas Finance Corp.

5.88% (1)	04/01/29		285,000	262,402

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.

6.75% (1)	01/15/30		85,000	74,727

FirstCash, Inc.

5.63% (1)	01/01/30		280,000	265,437

LCM Investments Holdings II LLC

8.25% (1)	08/01/31		120,000	125,500

Michaels Cos., Inc.

7.88% (1)	05/01/29		590,000	383,176

				1,111,242

Savings & Loans — 0.1%

Nationwide Building Society (United Kingdom)

2.97% (1 day USD SOFR + 1.290%) (1),(5)	02/16/28		250,000	234,285

Software — 0.3%

Open Text Corp. (Canada)

6.90% (1)	12/01/27		580,000	598,920

RingCentral, Inc.

8.50% (1)	08/15/30		115,000	120,230

				719,150

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2024

Issues	Maturity Date	Principal Amount		Value

Telecommunications — 0.7%

Altice France SA

5.50% (1)	10/15/29		$188,000	$124,210

Frontier Communications Holdings LLC

5.00% (1)	05/01/28		285,000	269,202

5.88% (1)	10/15/27		250,000	244,292

6.75% (1)	05/01/29		105,000	96,417

Global Switch Finance BV (United Kingdom)

1.38% (10)	10/07/30	EUR	315,000	306,255

Intelsat Jackson Holdings SA (Luxembourg)

6.50% (1),(2)	03/15/30		$86,000	80,304

SES GLOBAL Americas Holdings, Inc. (Luxembourg)

5.30% (1)	03/25/44		675,000	500,234

				1,620,914

Water — 0.1%

Thames Water Utilities Finance PLC (United Kingdom)

4.38% (10)	01/18/31	EUR	220,000	203,547

Total Corporate Bonds

(Cost: $57,204,148)				54,404,572

MUNICIPAL BONDS — 0.4%

New York State Dormitory Authority, Revenue Bond

5.29%	03/15/33		1,000,000	996,757

Total Municipal Bonds

(Cost: $1,113,046)				996,757

FOREIGN GOVERNMENT BONDS — 0.4%

Brazil Government International Bonds

6.13%	03/15/34		200,000	192,374

Colombia Government International Bonds

3.00%	01/30/30		50,000	41,013

8.00%	04/20/33		200,000	207,376

Dominican Republic International Bonds

4.50% (1)	01/30/30		200,000	182,760

Guatemala Government Bonds

3.70% (10)	10/07/33		200,000	162,858

Panama Government International Bonds

6.40%	02/14/35		200,000	189,976

Total Foreign Government Bonds

(Cost: $1,014,841)				976,357

Total Fixed Income Securities

(Cost: $254,117,202)				228,817,792

CONVERTIBLE SECURITIES — 0.1%

CONVERTIBLE CORPORATE BONDS — 0.1%

Commercial Services — 0.1%

Worldline SA (France)

0.00% (8),(10)	07/30/25	EUR	29,860	36,089

Worldline SA (France)

0.00% (8),(10)	07/30/26	EUR	206,400	204,933

Total Commercial Services

(Cost: $231,833)				241,022

Issues	Maturity Date	Principal Amount	Value

Real Estate — 0.0%

China Aoyuan Group Ltd.

0.00% (4),(8)	09/30/28	$8,791	$145

Sunac China Holdings Ltd.

1.00% (1),(2),(4),(13)	09/30/32	21,848	1,475

Total Real Estate

(Cost: $19,932)			1,620

Total Convertible Corporate Bonds

(Cost: $251,765)			242,642

Total Convertible Securities

(Cost: $251,765)			242,642

		Shares

COMMON STOCK — 4.6%

Agriculture — 0.4%

Altria Group, Inc.		12,670	577,118

British American Tobacco PLC (SP ADR) (United Kingdom)		15,706	485,787

			1,062,905

Banks — 0.5%

Wells Fargo & Co.		19,525	1,159,590

Oil & Gas Services — 0.4%

USA Compression Partners LP		39,911	947,088

Pipelines — 1.1%

Energy Transfer LP		103,400	1,677,148

Enterprise Products Partners LP		38,393	1,112,629

			2,789,777

Real Estate — 0.0%

China Aoyuan Group Ltd. (15)		24,593	473

REIT — 1.3%

AGNC Investment Corp.		144,641	1,379,875

Annaly Capital Management, Inc.		41,441	789,865

Redwood Trust, Inc.		61,963	402,140

Rithm Capital Corp.		55,339	603,749

			3,175,629

Telecommunications — 0.9%

AT&T, Inc.		54,617	1,043,731

Intelsat SA (4),(15)		11,093	417,097

Verizon Communications, Inc.		15,224	627,837

			2,088,665

Total Common Stock

(Cost: $11,148,586)			11,224,127

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Shares	Value

MONEY MARKET INVESTMENTS — 2.1%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.25% (16)	5,079,586	$5,079,586

Total Money Market Investments

(Cost: $5,079,586)		5,079,586

Issues		Shares	Value

SHORT TERM INVESTMENTS — 15.9%

U.S. TREASURY SECURITIES — 15.9%

U.S. Treasury Bills

4.69% (17)	07/09/24	$7,000,000	$6,991,880

4.95% (17)	07/16/24	5,000,000	4,989,052

4.95% (17)	07/18/24	7,000,000	6,982,671

5.29% (17)	11/14/24	10,000,000	9,805,459

5.32% (17)	12/05/24	10,000,000	9,776,384

Total U.S. Treasury Securities

(Cost: $38,544,147)			38,545,446

Total Short Term Investments

(Cost: $38,544,147)			38,545,446

Total Investments (117.1%)

(Cost: $309,141,286)			283,909,593

Liabilities In Excess Of Other Assets (-17.1%)			(41,544,184)

Net Assets (100.0%)			$242,365,409

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
192	2-Year U.S. Treasury Note Futures	09/30/24	$39,126,039	$39,210,000	$83,961
466	5-Year U.S. Treasury Note Futures	09/30/24	49,399,688	49,665,406	265,718

			$88,525,727	$88,875,406	$349,679

Short Futures
190	10-Year U.S. Treasury Note Futures	09/19/24	$(21,333,076)	$(21,570,937)	$(237,861)
2	30-Year Euro-Buxl Future	09/6/24	(273,135)	(279,170)	(6,035)
2	Euro SCHWATZ Futures	09/6/24	(225,547)	(226,568)	(1,021)
9	Euro-Bobl Future	09/6/24	(1,113,945)	(1,123,151)	(9,206)
14	Euro-Bund Future	09/6/24	(1,950,719)	(1,974,893)	(24,174)
68	U.S. Ultra Long Bond Futures	09/19/24	(8,428,672)	(8,523,375)	(94,703)

			$(33,325,094)	$(33,698,094)	$(373,000)

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2024

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (18)
Goldman Sachs & Co.	EUR	100,000	07/12/24	$108,958	$107,225	$(1,733)

SELL (19)
Citibank N.A.	EUR	5,412,000	07/12/24	$5,909,961	$5,802,993	$106,968
Bank of New York	EUR	198,000	07/12/24	213,511	212,305	1,206
Bank of America	EUR	115,000	07/12/24	124,544	123,308	1,236
Citibank N.A.	GBP	725,000	07/12/24	921,105	916,527	4,578

				$7,169,121	$7,055,133	$113,988

Centrally Cleared — Interest Rate Swap Agreements
Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
$1,476,000	12/20/53	Annual	3.520%	Annual	12-Month SOFR	$58,802	$ —	$ 58,802

Written Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
Wells Fargo & Co.	$62.50	7/19/24	(195)	$(1,158,105)	$(10,627)	$(17,252)	$6,625

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
LIBOR	London Interbank Offered Rate.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
GBP	British Pound.
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At June 30, 2024, the value of these securities amounted to $99,095,776 or 40.9% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

(2)	Restricted security (Note 9).
(3)
This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at June 30, 2024.
(6)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(7)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(8)	Security is not accruing interest.
(9)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(10)
Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At June 30, 2024, the value of these securities amounted to $5,121,916 or 2.1% of net assets.

(11)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(12)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of June 30, 2024.
(13)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(14)	Perpetual maturity.
(15)	Non-income producing security.
(16)	Rate disclosed is the 7-day net yield as of June 30, 2024.
(17)	Rate shown represents yield-to-maturity.
(18)	Fund buys foreign currency, sells U.S. Dollar.
(19)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	June 30, 2024

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Non-Agency	24.5%
Corporate Bonds	22.4
Residential Mortgage-Backed Securities — Agency	21.4
Asset-Backed Securities	16.8
U.S. Treasury Securities	15.9
Commercial Mortgage-Backed Securities — Non-Agency	7.6
Common Stock	4.6
Money Market Investments	2.1
Commercial Mortgage-Backed Securities — Agency	0.9
Municipal Bonds	0.4
Foreign Government Bonds	0.4
Convertible Corporate Bonds	0.1
Other*	(17.1)

Total	100.0%

*	Includes cash, futures, written options, foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	June 30, 2024

The following is a summary of the fair valuations according to the inputs used as of June 30, 2024 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Mortgage-Backed Securities
Residential Mortgage-Backed Securities — Non-Agency	$—	$57,187,401	$2,299,251	$59,486,652
Residential Mortgage-Backed Securities — Agency	—	51,792,116	—	51,792,116
Commercial Mortgage-Backed Securities — Non-Agency	—	17,850,524	604,093	18,454,617
Commercial Mortgage-Backed Securities — Agency	—	2,058,316	—	2,058,316

Total Mortgage-Backed Securities	—	128,888,357	2,903,344	131,791,701

Corporate Bonds*	—	54,373,436	31,136	54,404,572
Asset-Backed Securities	—	39,460,609	1,187,796	40,648,405
Municipal Bonds	—	996,757	—	996,757
Foreign Government Bonds	—	976,357	—	976,357

Total Fixed Income Securities	—	224,695,516	4,122,276	228,817,792

Short Term Investments	38,545,446	—	—	38,545,446
Common Stock*	10,807,030	—	417,097	11,224,127
Money Market Investments	5,079,586	—	—	5,079,586
Convertible Corporate Bonds*	—	241,022	1,620	242,642

Total Investments	$54,432,062	$224,936,538	$4,540,993	$283,909,593

Asset Derivatives
Futures Contracts
Interest Rate Risk	349,679	—	—	349,679
Forward Currency Exchange Contracts
Foreign Currency Risk	—	113,988	—	113,988
Swap Agreements
Interest Rate Risk	—	58,802	—	58,802

Total	$54,781,741	$225,109,328	$4,540,993	$284,432,062

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(373,000)	$—	$—	$(373,000)
Written Options
Equity Risk	(10,627)	—	—	(10,627)
Forward Currency Exchange Contracts
Foreign Currency Risk	—	(1,733)	—	(1,733)

Total	$(383,627)	$(1,733)	$—	$(385,360)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities (Unaudited)	June 30, 2024

ASSETS:
Investments, at Value (Cost: $309,141,286)	$283,909,593
Cash	1,327,991
Interest and Dividends Receivable	1,540,776
Cash Collateral Held for Broker	1,026,800
Receivable for Securities Sold	245,754
Receivable for Variation Margin on Open Futures Contracts to Broker	161,428
Unrealized Appreciation on Forward Currency Exchange Contracts	113,988
Receivable for Variation Margin on Centrally Cleared Interest Rate Swap Agreements	26,673
Foreign Tax Reclaims Receivable	836

Total Assets	288,353,839

LIABILITIES:
Payables for Securities Purchased	42,175,792
Distributions Payable	2,867,126
Accrued Other Expenses	343,336
Collateral Pledged by Brokers	252,000
Interest Expense Payable	162,601
Accrued Investment Advisory Fees	120,797
Accrued Directors’ Fees and Expenses	54,418
Options Written, at Value (Premium Received $17,252)	10,627
Unrealized Depreciation on Forward Currency Exchange Contracts	1,733

Total Liabilities	45,988,430

NET ASSETS	$242,365,409

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,785,440 shares issued and outstanding)	$477,854
Paid-in Capital	269,520,224
Accumulated Earnings (Loss)	(27,632,669)

NET ASSETS	$242,365,409

NET ASSET VALUE PER SHARE	$5.07

MARKET PRICE PER SHARE	$4.74

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Operations (Unaudited)	Six Months Ended June 30, 2024

INVESTMENT INCOME:
Income
Interest	$8,590,294
Dividends	694,388

Total Investment Income	9,284,682

Expenses
Investment Advisory Fees	726,377
Audit and Tax Service Fees	102,553
Legal Fees	67,650
Directors’ Fees and Expenses	61,263
Interest Expense	27,847
Transfer Agent Fees	26,300
Custodian Fees	25,749
Listing Fees	24,356
Insurance Expense	21,632
Proxy Expense	16,689
Printing and Distribution Costs	16,117
Administration Fees	10,241
Accounting Fees	9,189
Miscellaneous Expense	2,186

Total Expenses	1,138,149

Net Investment Income	8,146,533

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP AGREEMENTS AND FOREIGN CURRENCY:
Net Realized Gain (Loss) on:
Investments	(467,674)
Foreign Currency	(776)
Forward Currency Exchange Contracts	(164,409)
Futures Contracts	(608,290)
Written Options	28,641
Swap Agreements	15,971
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,480,544)
Foreign Currency	(3,800)
Forward Currency Exchange Contracts	389,825
Futures Contracts	698,478
Written Options	26,914
Swap Agreements	120,509

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	(1,445,155)

INCREASE IN NET ASSETS FROM OPERATIONS	$6,701,378

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
Statement of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023
OPERATIONS:
Net Investment Income	$8,146,533	$13,667,841
Net Realized Loss on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	(1,196,537)	(1,281,412)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Written Options, Swap Agreements and Foreign Currency	(248,618)	10,131,065

Increase in Net Assets Resulting from Operations	6,701,378	22,517,494

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders	(5,734,253)	(16,963,831)

Shares Issued in Reinvestment of Dividends (0 for the six months ended June 30, 2024 and 0 for the year ended December 31, 2023)	—	—
Total Increase in Net Assets	967,125	5,553,663

NET ASSETS:
Beginning of period	241,398,284	235,844,621

End of period	$242,365,409	$241,398,284

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1 — Organization
TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end
investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its shares are traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation, and it seeks to achieve its investment objective by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, money market securities, and other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.
Note 2 — Significant Accounting Policies
The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.
Principles of Accounting:
The Fund uses the accrual method of accounting for financial reporting purposes.
Security Valuations:
Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. All other securities for which over-the-counter
(“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.
Pursuant to Rule
2a-5
under the 1940 Act, the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.
Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs

TCW Strategic Income Fund, Inc.

June 30, 2024

Note 2 — Significant Accounting Policies (Continued)

are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.
In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
Fair Value Measurements:
Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)
. The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.
Corporate bonds
. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.
Equity securities.
 Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public
entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.
Foreign currency contracts
. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.
Futures contracts
. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.
Government and agency securities
. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.
Interest rate swaps.
Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Money market funds.
Money market funds are
open-end
mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.
Municipal bonds.
Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted
lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Options contracts.
Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money,
at-the-money,
and
out-of-the-money
contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.
Restricted securities.
Restricted securities, including illiquid Rule 144A securities, issued by non-public
entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore

TCW Strategic Income Fund, Inc.

June 30, 2024

Note 2 — Significant Accounting Policies (Continued)

the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.
Short-term investments.
 Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.
The summary of the inputs used as of June 30, 2024 in valuing the Fund’s investments is listed after the Investments by Sector table.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Common Stock	Convertible Corporate Bonds	Corporate Bonds	Residential Mortgage- Backed Securities — Non-Agency	Total
Balance as of December 31, 2023	$1,505,956	$603,790	$321,703	$1,739	$28,981	$2,679,207	$5,141,376
Accrued Discounts (Premiums)	—	—	—	202	2,555	(87,163)	(84,406)
Realized Gain (Loss)	—	—	(94)	—	—	—	(94)
Change in Unrealized Appreciation (Depreciation)	(318,160)	303	95,490	(3,941)	(130,106)	(301,030)	(657,444)
Purchases	—	—	—	3,620	137,706	8,237	149,563
Sales	—	—	(2)	—	—	—	(2)
Transfers in to Level 3	—	—	—	—	(8,000)	—	(8,000)
Transfers out of Level 3	—	—	—	—	—	—	—

Balance as of June 30, 2024	$1,187,796	$604,093	$417,097	$1,620	$31,136	$2,299,251	$4,540,993

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2024	$(318,160)	$303	$95,490	$(3,941)	$(130,106)	$(301,030)	$(657,444)

Significant unobservable valuation inputs for Level 3 investments as of June 30, 2024 are as follows:

Description	Fair Value at June 30, 2024	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Input to Valuation If Input Increases
Asset-Backed Securities	$1,187,796	Broker Quote	Offered Quote	$100.117 to $10,000.000	$139.189	Increase
Commercial Mortgage-Backed Securities — Non-Agency	$604,093	Broker Quote	Offered Quote	$99.850	$99.850	Increase
Common Stock	$417,097	Third-party Vendor	Vendor Prices	$37.600	$37.600	Increase
Convertible Corporate Bonds	$1,620	Third-Party Vendor	Vendor Prices	$1.654 to $6.750	$5.288	Increase
Corporate Bonds	$31,136	Third-party Vendor	Vendor Prices	$0.939 to $13.143	$4.312	Increase
Residential Mortgage-Backed Securities — Non-Agency	$2,299,251	Broker Quote	Offered Quote	$0.000 to $16.359	$2.926	Increase
Security Transactions and Related Investment Income:
Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend
date. Interest income is recognized on an accrual basis. REIT dividends are recorded as income for accounting purposes. Any portion that is return of capital will be reflected as a tax adjustment upon receiving annual tax documentation from the REIT. Realized gains and losses on investments are recorded on the basis of specific identification.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

Use of Estimates:
The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Foreign Currency Translation:
The books and records of the Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities, and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.
Distributions:
 Distributions to shareholders are recorded on each
ex-dividend
date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in
capital and may affect net investment income per share.
Derivative Instruments:
Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

TCW Strategic Income Fund, Inc.

June 30, 2024

Note 2 — Significant Accounting Policies (Continued)

For the period ended June 30, 2024, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities:
Asset Derivatives
Futures Contracts (1)	$—	$—	$349,679	$349,679
Forward Currency Exchange Contracts	—	113,988	—	113,988
Swaps Agreements (2)	—	—	58,802	58,802

Total Value	$—	$113,988	$408,481	$522,469

Liability Derivatives
Futures Contracts (1)	$—	$—	$(373,000)	$(373,000)
Forward Currency Exchange Contracts	—	(1,733)	—	(1,733)
Written Options	(10,627)	—	—	(10,627)

Total Value	$(10,627)	$(1,733)	$(373,000)	$(385,360)

Statement of Operations:
Net Realized Gain (Loss)
Forward Currency Exchange Contracts	$—	$(164,409)	$—	$(164,409)
Futures Contracts	—	—	(608,290)	(608,290)
Swap Agreements	15,971	—	—	15,971
Written Options	28,641	—	—	28,641

Net Realized Gain (Loss)	$44,612	$(164,409)	$(608,290)	$(728,087)

Net Change in Appreciation (Depreciation)
Forward Currency Exchange Contracts	$—	$389,825	$—	$389,825
Futures Contracts	—	—	698,478	698,478
Written Options	26,914	—	—	26,914
Swap Agreements	—	—	120,509	120,509

Total Net Change in Appreciation (Depreciation)	$26,914	$389,825	$818,987	$1,235,726

Number of Contracts or Notional Amounts (3)
Forward Currency Exchange Contracts	$—	$7,529,334	$—	$7,529,334
Futures Contracts	—	—	956	956
Swap Agreements	$—	$—	$1,476,000	$1,476,000
Written Options	410	—	—	410

(1)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on June 30, 2024 is reported within the Statement of Assets and Liabilities.

(2)
Includes cumulative appreciation (depreciation) of swap agreements as reported in the Schedule of Investments. Only variation margin on June 30, 2024 is reported within the Statement of Assets and Liabilities.

(3)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended June 30, 2024.
Counterparty Credit Risk:
Derivative contracts may be exposed to counterparty credit risk. Losses can occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
For OTC derivatives, the Fund mitigates its counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
Collateral Requirements:
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market
amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.
Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities.
Non-cash
collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”)
No. 2011-11,
Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

TCW Strategic Income Fund, Inc.

June 30, 2024

Note 2 — Significant Accounting Policies (Continued)

Master Agreements and Netting Arrangements
. The Fund is party to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/ moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.
Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged
exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party
collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreement and net of the related collateral received or pledged by the Fund as of June 30, 2024:

Counterparty	Gross Derivative Assets in the Statement of Assets and Liabilities	Collateral Received (1)	Derivative Assets (Liabilities) Available for Offset	Net Amount of Derivative Assets (2)
Bank of America
Foreign Currency Exchange Contracts	$1,236	$—	$—	$1,236
Bank of New York
Foreign Currency Exchange Contracts	1,206	—	—	1,206
Citibank N.A.
Foreign Currency Exchange Contracts	111,546	(111,546)	—	—

Total	$113,988	$(111,546)	$—	$2,442

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.
The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreement and net of the related collateral received or pledged by the Fund as of June 30, 2024:

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged (1)	Derivative (Assets) Liabilities Available for Offset	Net Amount of Derivative Liabilities (2)
Goldman Sachs & Co
Foreign Currency Exchange Contracts	$1,733	$—	$—	$1,733

Total	$1,733	$—	$—	$1,733

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.
Note 3 — Portfolio Investments
Mortgage-Backed and Other Asset-Backed Securities:
The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors

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June 30, 2024

Note 3 — Portfolio Investments (Continued)

holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at June 30, 2024 are listed in the Fund’s Schedule of Investments.
When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions:
The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.
Repurchase Agreements:
 The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of June 30, 2024.
Securities Lending:
The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Portfolio Investments (Continued)

Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended June 30, 2024.
Derivatives:
Forward Currency Exchange Contracts:
The Fund enters into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked-to-market
daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding forward currency exchange contracts at June 30, 2024 are disclosed in the Schedule of Investments.
Futures Contracts:
The Fund may enter into futures contracts.
The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.
When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended June 30, 2024, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at June 30, 2024 are listed in the Fund’s Schedule of Investments.
Options:
 The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

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June 30, 2024

Note 3 — Portfolio Investments (Continued)

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.
Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.
Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.
OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended June 30, 2024, the Fund entered into written option contracts to gain exposure to the equity market.
Swap Agreements:
 The Fund may enter into swap agreements. Swap agreements are typically two-party
contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Portfolio Investments (Continued)

predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).
In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called
market access transactions).
Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.
The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.
Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap

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June 30, 2024

Note 3 — Portfolio Investments (Continued)

agreements may be
non-transferable
or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.
During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market
to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.
During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended June 30, 2024, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at June 30, 2024 are disclosed in the Schedule of Investments.
Note 4 — Investment Objective, Investment Strategy, and Risk Considerations
Investment objective:
The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation.
Investment strategy:
 The Fund seeks to achieve its investment objective by investing in a wide range of securities, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), investment-grade corporate debt securities, high yield corporate debt securities,
non-U.S.
developed and emerging market debt mortgage-related securities, asset-backed securities, marketable small-, mid-
and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments without limit believed by the Fund’s investment adviser to be consistent with the Fund’s investment objective. The Fund will shift and reallocate its investments on an opportunistic basis and may invest in additional asset classes other than those identified above. The Fund may also employ leverage up to 33% of its total assets (including assets purchased with borrowings). The Fund has a stated goal of providing dependable, but not assured, quarterly distributions out of accumulated net investment income and/or other sources, subject to the requirements of the 1940 Act.
Market Risk:
The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.
Liquidity Risk:
The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.
Interest Rate Risk:
The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.
Mortgage-Backed and Other Asset-Backed Securities Risk:
 The Fund may invest in MBS or other ABS. The values of some mortgage-backed securities or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Derivatives Risk:
Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective through the use of the derivatives.
Credit Risk:
The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.
MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming
loans,
Alt-A
loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a

TCW Strategic Income Fund, Inc.

June 30, 2024

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.
Counterparty Risk:
The Fund may be exposed to counterparty risk, the risk that an entity with which the Fund has unsettled or open transactions may not fulfill its obligations.
LIBOR Transition Risk:
 The London Interbank Offered Rate (“LIBOR”) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset backed and mortgage-related securities, interest rate swaps and other derivatives. In July 2017, the United Kingdom’s Financial Conduct Authority (FCA), which regulates LIBOR, announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financing Rate (“SOFR”) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by Treasury securities. There remains uncertainty surrounding the nature of any replacement rates. The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR, (ii) a reduction in the value of certain instruments or contracts held by a Fund, (iii) reduced effectiveness of related Fund transactions, such as hedging, (iv) additional tax, accounting and regulatory risks, or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.
Note 5 — Federal Income Taxes
It is the policy of the Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.
At June 30, 2024, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$10,676,237
Unrealized (depreciation)	(37,465,558)

Net unrealized depreciation	$(26,789,321)

Cost of Investments for Federal Income Tax Purposes	$310,698,914

The Fund did not have any unrecognized tax benefits at June 30, 2024, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 5 — Federal Income Taxes (Continued)

were accrued. The Fund is subject to examination by U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.
The following table shows the character of distributed and undistributed amounts on a tax basis for the year ended December 31, 2023.

	Amount Distributed During the Year Ended	Undistributed Amount at Year Ended
	December 31, 2023	December 31, 2023
Ordinary Income	$16,963,831	$—
Capital Gain	—	—

	$16,963,831	$—

Note 6 — Investment Advisory and Service Fees
As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.
Note 7 — Purchases and Sales of Securities
For the period ended June 30, 2024 purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $20,449,157 and $40,375,310, respectively, for
non-U.S.
Government securities, and aggregated to $305,866,495 and $310,755,274, respectively, for U.S. Government securities.
Note 8 — Directors’ Fees
Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $61,623 from the Fund for the period ended June 30, 2024. Directors may elect to defer receipt of their fees in accordance with the terms of a
Non-Qualified
Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.
Note 9 — Restricted Securities
The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to

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June 30, 2024

Note 9 — Restricted Securities (Continued)

be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at June 30, 2024 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Academic Loan Funding Trust, Series 2012-1A, Class R, 0.00%, due 12/27/2044	11/1/2022	$735,000	$336,800	0.14%
Intelsat Jackson Holding, 6.50%, due 3/15/28	1/27/2022	$83,850	$80,304	0.03%
Sunac China Holdings Ltd., 1.00%, due 9/30/2027	11/2/2021	$16,110	$1,475	0.00%
Sunac China Holdings Ltd., 6.00%, due 9/30/2026	11/2/2021	$14,031	$2,381	0.00%
Sunac China Holdings Ltd., 6.25%, due 9/30/2027	11/2/2021	$11,907	$2,122	0.00%
Sunac China Holdings Ltd., 6.50%, due 9/30/2027	11/2/2021	$21,551	$3,918	0.00%
Sunac China Holdings Ltd., 6.75%, due 9/30/2028	11/2/2021	$27,222	$5,627	0.00%
Sunac China Holdings Ltd., 7.00%, due 9/30/2029	11/2/2021	$25,516	$5,057	0.00%
Sunac China Holdings Ltd., 7.25%, due 9/30/2030	11/2/2021	$10,787	$2,216	0.00%

		$945,974	$439,900	0.14%

Note 10 — Loan Outstanding
The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement, renewed annually, with The Bank of New York Mellon (the “Bank”) which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the higher of the Federal Funds Rate or SOFR plus 1.115%. The Fund did not have any borrowings during the period ended June 30, 2024. The Fund pays the Bank a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. The commitment fee incurred by the Fund is presented in the Interest Expense line in the Statement of Operations.
Note 11 — Indemnifications
Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and
By-Laws,
the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.
Note 12 — New Accounting Pronouncements
In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update
No. 2021-01
(“ASU
2021-01”),
“Reference Rate Reform (Topic 848)”. ASU
2021-01
is an update of
ASU 2020-04,
which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 12 — New Accounting Pronouncements (Continued)

manipulation. ASU
2020-04
provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.
ASU 2020-04
is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU
2021-01
update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. In December 2022, the FASB issued
ASU No. 2022-06,
Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The amendments in this update are in effect for the Fund. There have been no impacts on our financial statements to date.
In June 2022, the FASB issued ASU
No. 2022-03,
“Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU
2022-03”).
ASU
2022-03
(1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU
2022-03
is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. There have been no impacts to date.

TCW Strategic Income Fund, Inc.

Financial Highlights (Unaudited)

	Six Months Ended June 30, 2024 (Unaudited)		Year Ended December 31,
			2023	2022	2021	2020	2019
Net Asset Value Per Share, Beginning of period	$5.05		$4.94	$5.69	$5.85	$5.73	$5.65

Income from Operations:
Net Investment Income (1)	0.17		0.29	0.26	0.32	0.29	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)		0.18	(0.69)	(0.11)	0.11	0.14

Total from Investment Operations	0.14		0.47	(0.43)	0.21	0.40	0.47

Less Distributions:
Distributions from Net Investment Income	(0.12)		(0.36)	(0.24)	(0.25)	(0.28)	(0.35)
Distributions from Net Realized Gains	—		—	(0.08)	(0.12)	—	(0.04)

Total Distributions	(0.12)		(0.36)	(0.32)	(0.37)	(0.28)	(0.39)

Net Asset Value Per Share, End of period	$5.07		$5.05	$4.94	$5.69	$5.85	$5.73

Market Value Per Share, End of period	$4.74		$4.59	$4.62	$5.77	$5.69	$5.77

Net Asset Value Total Return (2)	2.79	% (3)	9.84%	(7.51)%	3.55%	7.25%	8.37%
Market Price Return (4)	5.91	% (3)	7.15%	(14.34)%	8.03%	3.75%	17.14%

Ratios/Supplemental Data:

Net Assets, End of period (in thousands)	$242,365		$241,398	$235,845	$271,573	$279,067	$273,293

Ratio of Expenses Before Interest Expense to Average Net Assets	0.92	% (5)	0.93%	0.95%	0.93%	0.93%	0.85%

Ratio of Interest Expense to Average Net Assets	0.03	% (5)	0.08%	0.07%	0.02%	0.04%	0.02%

Ratio of Total Expenses to Average Net Assets	0.95	% (5)	1.01%	1.02%	0.95%	0.97%	0.87%

Ratio of Net Investment Income to Average Net Assets	6.77	% (5)	5.67%	4.90%	5.38%	5.07%	5.62%

Portfolio Turnover Rate	130.18	% (3)	234.87%	155.62%	178.02%	72.59%	34.64%

Asset Coverage Ratio Per Share (6)	—		—	—	—	—	—

Total Debt Outstanding	—		—	—	—	—	—

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(3)	For the six months ended June 30, 2024 and not indicative of a full year’s results.
(4)	Based on market price per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(5)	Annualized.
(6)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per share.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
Supplemental Information

Proxy Voting Guidelines
The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.
Disclosure of Proxy Voting Guidelines
The proxy voting guidelines of the Advisor are available:

1.	By calling 1-877-829-4768 to obtain a hard copy;

2.	By going to the TCW website at https://www.tcw.com/Global-Proxy-Voting-Policy; or

3.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Advisor, on behalf of the Fund, prepares and files Form
N-PX
with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form
N-PX
via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form
N-PX
is filed with the SEC, at https://www.tcw.com/Literature/Proxy-Voting.
Availability of Quarterly Portfolio Schedule
The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
NPORT-P.
Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.
Corporate Governance Listing Standards
In accordance with Section 303A.12(c) of the New York Stock Exchange Listed Company Manual, the Fund submitted an Interim Written Affirmation on January 8, 2024.

TCW Strategic Income Fund, Inc.
Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata
portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.
To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box 43078, Providence, RI 02940-3078, or call toll free at (866)
227-8179.
If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877)
829-4768
or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.
Distribution Policy
The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and
Sub-chapter
M of the Code.
Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.
You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.

515 South Flower Street
Los Angeles, California 90071
800 386 3829
www.TCW.com
INVESTMENT ADVISOR
TCW Investment Management Company LLC
515 South Flower Street
Los Angeles, California 90071
TRANSFER AGENT, DIVIDEND REINVESTMENT AND DISBURSEMENT AGENT AND REGISTRAR
Computershare
P.O. Box 43078
Providence, Rl 02940-3078
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 West 5th Street
Los Angeles, California 90013
CUSTODIAN & ADMINISTRATOR
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016
LEGAL COUNSEL
Paul Hastings LLP
101 California Street, 48th Floor
San Francisco, California 94111
DIRECTORS
Patrick C. Haden
Director and Vice Chairman of the Board
Peter McMillan
Director
Victoria B. Rogers
Director
Andrew Tarica
Director and Chairman of the Board
OFFICERS
Megan McClellan
President and Principal Executive Officer
Andrew Bowden
Executive Vice President
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer
Gladys Xiques
Chief Compliance Officer
and Anti-Money Laundering Officer
Lisa Eisen
Tax Officer
Eric W. Chan
Assistant Treasurer
Peter Davidson
Vice President and Secretary

TSIart9445  06/30/24

(b)	Not applicable.

Item 2.	Code of Ethics.

Not required for this filing.

Item 3.	Audit Committee Financial Expert.

Not required for this filing.

Item 4.	Principal Accountant Fees and Services.

Not required for this filing.

Item 5.	Audit Committee of Listed Registrants.

Not required for this filing.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16.	Controls and Procedures.

(a)

The Principal Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	Not applicable.

(a)(3)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(101) Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.
By (Signature and Title)	/s/ Megan McClellan
Megan McClellan
President and Principal Executive Officer

Date	August 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Megan McClellan
Megan McClellan
President and Principal Executive Officer

Date	August 29, 2024

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	August 29, 2024